FOR TAX-EXEMPT INCOME

VOYAGEUR

Closed-End Municipal
Bond Funds

[photo of illustration from Tax Exempt Income Brochure]


service and guidance

                                         professional management

      goals

                                                                            1999
                                                                     Semi-Annual
                                                                          Report

MINNESOTA MUNICIPAL INCOME FUNDS I, II, III
ARIZONA MUNICIPAL INCOME FUND
FLORIDA INSURED MUNICIPAL INCOME FUND
COLORADO INSURED MUNICIPAL INCOME FUND


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING


Each of the six Funds in this report are closed-end management investment companies whose shares trade on the American Stock Exchange (ASE) in New York. Each Fund seeks to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. In addition, Florida Insured Municipal Income Fund seeks investments exempt from Florida's intangible personal property tax. Each Fund seeks to achieve its objective by investing at least 80% of its net assets in investment grade, tax-exempt municipal obligations.

Investment Adviser
Delaware Management Company is each Fund's investment adviser. Our tradition of money management dates back to 1929 and we currently manage more than $40 billion for mutual fund shareholders and institutional investors. In addition, Delaware manages closed-end equity funds traded on the New York Stock Exchange.


Investment
Strategies and
Objectives

[photo of keyboard]

[photo of glasses, pen & keyboard]

Leveraging
Each of the six funds in this report uses leveraging, a tool that is not usually used by open-end mutual funds and one that can be an important contributor to each Fund's income and capital appreciation potential. Of course, there is no guarantee that leveraging will help generate positive return. Leveraging may result in higher share price volatility because each Fund's net asset value may be more sensitive to fluctuations in short-term interest rates. Delaware believes this volatility risk is reasonable given the benefits of higher income potential.

Table of Contents

Letter to Shareholders                                     Page 1
Portfolio Managers' Reviews
   Minnesota Municipal Income Funds                        Page 3
   Arizona Municipal Income Fund                           Page 6
   Florida Insured Municipal
   Income Fund                                             Page 8
   Colorado Insured Municipal
   Income Fund                                             Page 9
Statements of Net Assets                                  Page 11
Financial Highlights                                      Page 25

commitment
                                                                        for tax-
                                                                         exempt
                                                                         income
                                                                            1

October 16, 1998

Dear Shareholder:

DELAWARE INVESTMENTS' SIX CLOSED-END municipal bond funds provided attractive results midway through the 1999 fiscal year. Five Funds outperformed their respective unmanaged benchmarks for the six months ended September 30, 1998, as shown below.
   We attribute the Funds' results to a bottom-up research strategy. We sought bonds of high relative quality with strong income and total return potential.
   U.S. economic expansion and low interest rates have provided a fertile environment for municipal bonds' credit quality since March. In our view, tax revenues in Minnesota, Arizona, Florida and Colorado are likely to grow as each state's economy expands.
   During the first nine months of calendar 1998, many municipalities refinanced old issues and rushed to obtain funding for new projects. Municipal bond issuance increased substantially in Arizona, Florida and Minnesota compared to the same period a year earlier. Colorado slowed issuance after a near record level in calendar 1997.
   We expect each of the four states in this report to post a budget surplus for its current fiscal year.

U.S. ECONOMIC EXPANSION AND LOW INTEREST RATES HAVE PROVIDED A FERTILE ENVIRONMENT FOR MUNICIPAL BONDS SINCE MARCH.

CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------
APRIL 1, 1998 TO SEPTEMBER 30, 1998

                                                Based On      Premium/     AMEX
                                            Net Asset Value   Discount*   Symbol
--------------------------------------------------------------------------------
Minnesota Municipal Income Fund I               +4.58%          +5.60%      VMN
Minnesota Municipal Income Fund II              +5.15%          -3.90%      VMM
Minnesota Municipal Income Fund III             +5.72%          -1.90%      VYM
Lipper Minnesota Closed-End Municipal
  Fund Average (6 Funds)                        +4.80%          -1.42%
--------------------------------------------------------------------------------
Arizona Municipal Income Fund                   +5.53%          -4.10%      VAZ
Colorado Insured Municipal Income Fund          +5.91%          -2.30%      VCF
Lipper Closed-End Municipal Debt Fund
  Average (18 Funds)                            +5.29%          +3.63%
--------------------------------------------------------------------------------
Florida Insured Municipal Income Fund           +5.71%          -5.60%      VFL
Lipper Florida Closed-End Municipal
  Debt Fund Average (14 Funds)                  +5.40%          -1.30%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index            +4.64%
Lehman Brothers Insured Municipal Bond Index    +5.00%

* As of September 30, 1998. All performance shown above assumes reinvestment of distributions. Past performance does not guarantee future results.

for tax-
 exempt
 income
   2

   Since the summer of 1997, Asian, Russian and Latin American economic problems have increased foreign demand for U.S. Treasury bonds.
   Municipal bonds have participated in the bond market rally, but to a lesser extent than U.S. Treasuries.
   In order to sustain U.S. economic growth amid international financial instability, the Federal Reserve Board lowered the Federal Funds rate (the interest rate banks charge each other for overnight loans) by 50 basis points (0.50%) as of mid-October. This fueled a further rise in bond prices causing yields to fall.
   As of September 30, 1998, long-term municipal bonds offered yields that were virtually identical to the yield offered by long-term U.S. Treasury bonds. This is up from an average of 88% of Treasuries 12 months earlier. The only other time municipal bonds yielded as much as Treasuries was in 1986 when a proposal from Senator Robert Packwood would have eliminated the tax-exempt status of municipal bonds.
   Given the turmoil in global stock markets over the past few months, we believe municipal bonds can help lessen the volatility in an equity portfolio. We strongly encourage you to meet with your financial adviser to review your investment portfolio.

Sincerely,

/s/ Wayne A. Stork
------------------
WAYNE A. STORK
Chairman

/s/ Jeffrey J. Nick
-------------------
JEFFREY J. NICK
President and Chief Executive Officer


MUNICIPAL BOND FUND YIELDS* vs. U.S. TREASURIES
--------------------------------------------------------------------------------
INCOME POTENTIAL AFTER TAXES, SEPTEMBER 30, 1998

30-Year Treasuries After Taxes           3.12%
Minnesota Municipal Income Fund I        5.64%
Minnesota Municipal Income Fund II       5.61%
Minnesota Municipal Income Fund III      5.46%
Arizona Municipal Income Fund            5.22%
Florida Insured Municipal Income Fund    5.09%
Colorado Insured Municipal Income Fund   4.88%

* The 30-day SEC yields for each Fund on September 30, 1998. Unlike U.S. Treasuries, municipal bonds' principal and interest payments are not guaranteed by the U.S. government. Yields fluctuate and are not guaranteed. Treasury yields after taxes are calculated based on the 39.6% federal income tax bracket.

                                                                        for tax-
                                                                         exempt
                                                                         income
                                                                            3

Portfolio Managers' Review


MINNESOTA MUNICIPAL INCOME FUNDS - I, II, III
By Elizabeth H. Howell
Vice President/Senior Portfolio Manager
October 16, 1998

Falling interest rates helped Delaware Investments' three Minnesota Municipal Income Funds provide total returns as much as 92 basis points (0.92%) higher than the Funds' unmanaged benchmark - the Lehman Brothers Municipal Bond Index - for the six months ended September 30, 1998, as shown on page 1.
   Each Fund's performance was also competitive with its Lipper peer group average, also on page 1. We attribute the Funds' strong performance to a slightly higher-than-average duration (a measurement of a bond's sensitivity to interest rates) - relative to each Fund's benchmark.
   The difference in performance between the three Minnesota Funds can also be attributed to duration. As of September 30, 1998, Funds II and III each had a duration of 5.5 years - approximately one full year longer than the duration for Fund I. Funds with a longer than average duration are more sensitive to interest rate changes. As inflation fears waned during the first half of fiscal 1998, the total return of Minnesota Funds II and III benefited to a greater extent because of lower duration.
   Minnesota Fund I offered modestly higher income potential than either Funds II or III during the fiscal period. As of September 30, Fund I had a 30-day yield of 5.64%, as measured by Securities and Exchange Commission (SEC) guidelines, slightly higher than the SEC yield for Funds II and III. We believe the higher income potential offered by Minnesota Fund I is attributable to the older age of the Portfolio. Minnesota Fund I bought bonds - and locked in yields
- in 1992 when rates were somewhat higher than today.


MINNESOTA MUNICIPAL INCOME FUNDS
BOND QUALITY AND PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998
                                            Fund I     Fund II      Fund III
--------------------------------------------------------------------------------
AAA                                         55.2%       49.6%        60.0%
AA                                          11.6%       17.2%         4.0%
A                                           13.2%       18.0%        22.0%
BBB                                          9.1%        6.3%         3.2%
BB                                           0.0%        0.0%         3.5%
Unrated                                     10.9%        8.9%         7.3%
Average Quality                              AA3         AA2          AA2
Average Maturity                         6.1 years   7.5 years   10.4 years
Average Duration                         4.5 years   5.5 years    5.5 years
Current Yield at Market Price               5.64%       5.61%        5.46%
AMT Income*                                20.12%      20.99%       12.36%
Amount of Leveraging (Millions)             $20         $60          $15

* Percentage of income generated for the six months ended September 30, 1998 that was subject to the federal alternative minimum tax.

for tax-
 exempt
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   4

   We believe some investors' preference for relatively high current yield explains why Minnesota Income Fund I sold at a premium to net asset value while Funds II and III sold at modest discounts at fiscal mid year.
   The low interest rate environment during the first half of the fiscal year brought a torrent of municipal bond refinancing in Minnesota. The state issued over $3.7 billion in bonds during the first nine months of 1998, according to The Bond Buyer. This was a 41.8% increase from the same period in 1997.
   The increase in supply allowed us to be more selective with our investment decisions. We seized what we believed to be the most attractive investment opportunities offered by Minnesota municipalities. We focused on bonds selling at a discount to face value and with good call protection features and strong credit characteristics.
   Minnesota's economy performed better than many other states during the fiscal period while the state's unemployment rate remained below 3%, less than the national average.
   The state's robust economic growth led to select credit upgrades in fiscal 1998. As of September 30, Minnesota was one of only eight states to enjoy a AAA general obligation bond rating, the highest rating available according to Standard & Poor's. Each Minnesota Income Fund had approximately half of its net assets allocated to AAA-rated bonds as of September 30.
   Housing bonds, one of the largest components of each Minnesota Fund, increased each Fund's income potential during the first half of 1998.
   We sought to avoid the prepayment risks involved with some housing bonds during the period by investing in multifamily housing bond projects. Multifamily bonds have a much lower prepayment risk than single family project bonds. We believe housing bonds are poised to make a continued positive contribution to each Fund's results in the coming months.


WE FOCUSED ON BONDS SELLING AT A DISCOUNT TO FACE VALUE WITH GOOD CALL PROTECTION FEATURES AND STRONG CREDIT CHARACTERISTICS.

                                                                        for tax-
                                                                         exempt
                                                                         income
                                                                            5

OUTLOOK
Minnesota's economy has remained resilient in the face of international economic upheaval in Asia and Russia. The state's exports depend much more on demand from North America and Europe.
   The Northwest Airlines strike, which ended in early September, resulted in subtantial losses for the airline and related businesses, but does not appear to have had a major impact on regional economic growth, in our view.
   Minnesota's personal income tax ranges from 6% to 8.5% and is one of the highest in the nation. We believe the state's municipal bond market presents compelling opportunities for residents seeking to reduce their income tax burden.


MARKET PRICE VS. NET ASSET VALUE
--------------------------------------------------------------------------------
APRIL 1, 1998 TO SEPTEMBER 30, 1998

            MINNESOTA MUNICIPAL    MINNESOTA MUNICIPAL      MINNESOTA MUNICIPAL
               INCOME FUND I          INCOME FUND II          INCOME FUND III
--------------------------------------------------------------------------------
 Date       Net Asset    Market    Net Asset     Market    Net Asset      Market
              Value       Price      Value       Price       Value        Price
3/31/98      $15.37      $15.69     $14.80      $13.88      $13.76       $13.38
4/24/98      $15.26      $15.81     $14.68      $14.06      $13.67       $13.38
5/29/98      $15.40      $15.75     $14.83      $14.25      $13.79       $13.19
6/26/98      $15.40      $15.88     $14.86      $14.00      $13.81       $13.19
7/31/98      $15.40      $16.19     $14.86      $14.25      $13.82       $13.31
8/28/98      $15.51      $16.38     $15.03      $14.69      $14.00       $13.50
9/30/98      $15.62      $16.50     $15.16      $14.56      $14.14       $13.88


STATES AT A GLANCE
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998
                  Per Capita*    Unemployment**       Existing Single Family***
                    Income           Rate                    Home Sales
--------------------------------------------------------------------------------
Arizona            $22,364           4.3%                      -4.3%
Colorado           $27,051           3.5%                      +6.5%
Florida            $25,255           4.2%                      +4.1%
Minnesota          $26,797           2.4%                     +11.7%

*   As of December 31, 1997
**  As of September 30,1998
*** 2nd quarter change from 1st quarter for 1998
for tax-
 exempt
 income
   6

ARIZONA MUNICIPAL
INCOME FUND
By Andrew McCullagh
Vice President/Senior Portfolio Manager
October 16, 1998

Arizona Municipal Income Fund provided a strong total return of +5.53% (capital change plus reinvestment of distributions at net asset value) for the six months ended September 30, 1998. The Fund outpaced its benchmark - the Lehman Brothers Municipal Bond Index - and its Lipper peer group, as shown on page 1.
   Our research-oriented approach to Arizona's municipal bond market pointed the way to select housing and hospital bonds which offered attractive total return prospects. Approximately one-third of the Fund's net assets were allocated to the two sectors at fiscal mid-year.
   We were careful not to let mortgage prepayments - spurred by low interest rates - negatively affect the Fund's housing bonds. Most of our housing bonds had call protection that prevented them from being refinanced.
   The value of Arizona Municipal Income Fund's hospital bonds rose because of consolidation within the health care industry. Merger activity is starting to slow, in our view, and we may reduce the Fund's weighting in hospital bonds if we find more attractive opportunities in other sectors.
   Arizona issued over $3.3 billion in bonds during the first nine months of the 1998 calendar year compared to $2.2 billion in the same period last year. This was an increase of almost 50%. Fortunately, supply was met by strong demand from investors seeking alternatives to volatile equity markets.
   While many U.S. investors recognize Arizona's economic potential, the state is also attracting the attention of the international business community. In the April 1998 issue of Capital, a German business magazine, Phoenix was ranked the #1 location in the U.S. to conduct business.


OUR RESEARCH-ORIENTED APPROACH TO ARIZONA'S MUNICIPAL BOND MARKET POINTED THE WAY TO SELECT HOUSING AND HOSPITAL BONDS WHICH OFFERED ATTRACTIVE TOTAL RETURN PROSPECTS.

BOND QUALITY AND PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1998

                                      Arizona              Colorado Insured         Florida Insured
                               Municipal Income Fund    Municipal Income Fund    Municipal Income Fund
------------------------------------------------------------------------------------------------------
AAA                                    73.0%                    95.7%                   100.0%
AA                                     16.5%                     4.3%                     0.0%
A                                       9.0%                     0.0%                     0.0%
BBB                                     1.5%                     0.0%                     0.0%
Average Quality                         AAA                      AAA                      AAA
Average Maturity                     7.0 years                7.6 years               12.1 years
Average Duration                     5.6 years                6.0 years                6.2 years
Current Yield at Market Price          5.22%                    4.88%                    5.09%
AMT Income*                            8.20%                    none                    16.63%
Amount of Leveraging (Millions)         $25                      $40                      $20

* Percentage of income generated for the six months ended September 30, 1998 that was subject to the federal alternative minimum tax.

                                                                        for tax-
                                                                         exempt
                                                                         income
                                                                            7

OUTLOOK
Western states such as Arizona, which helped pace U.S. economic growth over the past few years, may be more affected by the Asian economic crises than other regions across the nation.
   We believe slackening Asian demand for technology, forestry and agricultural products may cause short-term disruptions in Arizona's economy. However, we do not believe the crises will have a long-lasting impact as economic growth across the state is still robust.
   We share the U.S. Commerce Department's positive outlook. The agency expects economic growth in Arizona to continue through the year 2000. The Commerce Department also projected that personal income, jobs and population are likely to grow faster in Arizona and Nevada than anywhere else in the U.S. through the end of the millennium.
   We believe this bodes well for Arizona's municipal bond market. A growing need for schools, roads and homes may increase the issuance of the state's municipal bonds and an expanding tax base may increase demand among the state's investors.


ARIZONA MUNICIPAL INCOME FUND
MARKET PRICE VS. NET ASSET VALUE
--------------------------------------------------------------------------------
APRIL 1, 1998 TO SEPTEMBER 30, 1998

 Date                     Net Asset Value         Market Price
--------------------------------------------------------------------------------
3/31/98                       $15.03                  $14.63
4/24/98                       $14.89                  $13.88
5/29/98                       $15.09                  $14.31
6/26/98                       $15.10                  $14.81
7/31/98                       $15.07                  $14.50
8/28/98                       $15.25                  $14.88
9/30/98                       $15.45                  $14.81

DIVIDEND REINVESTMENT PLANS
Each Fund offers an automatic dividend reinvestment program. If Fund shares are registered in your name and you are not already reinvesting dividends but would like to do so, contact the dividend plan agent, Norwest Bank, Minnesota, NA at
1.800.468.9716. You will be asked to put your request in writing. If you have shares registered in "street" name, contact your financial adviser or the broker/dealer holding the shares.
   Under the Funds' current policies, all distributions of net investment income and capital gains to common stock shareholders are automatically reinvested in additional shares unless shareholders elect to receive all dividends and other distributions in cash paid by check mailed directly to the shareholders by the dividend plan agent.
   After each Fund declares a dividend or determines to make a capital gains distribution, the plan agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market on the American Stock Exchange. The Funds will not issue any new shares in connection with the plan.

for tax-
 exempt
 income
   8

FLORIDA INSURED MUNICIPAL INCOME FUND
By Patrick P. Coyne and Mitchell L. Conery
Vice Presidents/Senior Portfolio Managers
October 16, 1998

Florida Insured Municipal Income Fund provided a total return of +5.71% (capital change plus reinvestment of distributions at net asset value) for the six months ended September 30, 1998. The Fund's return outpaced both its benchmark, the Lehman Brothers Insured Municipal Bond Index, and the average of the Fund's peer group as shown on page 1.
   The first half of fiscal 1998 presented challenges to insured municipal bond investors in Florida. Many older insured bonds commanded premium prices as interest rates fell. This diminished opportunities to employ the Fund's value-oriented bond selection strategy.
   We focused instead on higher coupon bonds that helped generate a steady stream of current income. This boosted the Fund's total return as interest rates declined this past summer.
   Our research indicated that hospital bonds had some of the highest coupons in Florida's insured municipal bond market. We concentrated on this sector during the period and as of September 30, approximately 16% of the Fund's net assets were invested in hospital bonds.
   Because of intense competition within the state's health care industry, involving mergers and acquisitions, we invested only in hospitals with a relatively low level of debt and a proven ability to increase revenues over time.
   Your Fund invests exclusively in insured bonds rated AAA at the time of purchase. During the first half of fiscal 1998, this helped us provide an attractive level of income with minimal risk of issuer default. Insured Florida bonds generally outperformed bonds without the backing of private default insurance.
   For the six months ended September 30, 1998, the Lehman Brothers Insured Municipal Bond Index provided a total return of +5.00% vs. +4.64% for the Lehman Brothers Municipal Bond Index.


WE FOCUSED ON HIGHER COUPON BONDS THAT HELPED IN GENERATING A STEADY STREAM OF CURRENT INCOME. THIS BOOSTED FLORIDA INSURED MUNICIPAL INCOME FUND'S TOTAL RETURN.

FLORIDA INSURED MUNICIPAL INCOME FUND
MARKET PRICE VS. NET ASSET VALUE
--------------------------------------------------------------------------------
APRIL 1, 1998 TO SEPTEMBER 30, 1998

 Date                   Net Asset Value            Market Price
--------------------------------------------------------------------------------
3/31/98                     $15.30                    $14.31
4/24/98                     $15.16                    $14.13
5/29/98                     $15.37                    $14.38
6/26/98                     $15.37                    $14.44
7/31/98                     $15.37                    $14.44
8/28/98                     $15.61                    $14.75
9/30/98                     $15.76                    $14.88
                                                                        for tax-
                                                                         exempt
                                                                         income
                                                                            9

OUTLOOK
Although Florida has substantially increased the issuance of municipal bonds during the past two years, investor demand has risen at a proportionate pace. We believe investors are attracted to the state's virtually unsurpassed credit quality. Some 70% of all new bond issues in Florida were insured, a substantially higher percentage than most other states.
   Since the IRS limits how frequently municipalities can issue pre-refunded bonds, we expect the supply of new municipal bonds to decrease in the coming year. We believe this bodes well for the state's municipal bond market provided demand remains strong.
   Since global demand for commodities has fallen because of economic problems in many regions, we plan to avoid municipal bonds issued by commodity based producers. Such bonds include development bonds issued by the agricultural and mining industries, which have been particularly hard hit by declining prices.

COLORADO INSURED MUNICIPAL INCOME FUND
BY ANDREW MCCULLAGH
Vice President/Senior Portfolio Manager
October 16, 1998

Colorado Insured Municipal Income Fund provided a robust total return of +5.91% (capital change plus reinvestment of dividends) for the six months ended September 30, 1998. We handily outperformed both the average of our peers and the Fund's unmanaged benchmark - the Lehman Brothers Insured Municipal Bond Index - by 103 and 91 basis points (1.03% and 0.91%), respectively, for the fiscal period.
   A sharp price rise on some of the Fund's hospital bonds was the primary reason for the Fund's strong performance, in our opinion. Hospital bonds were your Fund's largest sector and accounted for approximately 14% of net assets as of September 30, 1998. This is an increase of approximately 6 percentage points from March.



COLORADO INSURED MUNICIPAL INCOME FUND
MARKET PRICE VS. NET ASSET VALUE
--------------------------------------------------------------------------------
APRIL 1, 1998 TO SEPTEMBER 30, 1998

 Date                     Net Asset Value              Market Price
--------------------------------------------------------------------------------
3/31/98                       $14.92                      $14.00
4/24/98                       $14.77                      $14.13
5/29/98                       $14.98                      $14.50
6/26/98                       $15.01                      $14.75
7/31/98                       $14.96                      $14.69
8/28/98                       $15.19                      $14.63
9/30/98                       $15.41                      $15.06
for tax-
 exempt
 income
  10

   Our hospital bonds benefited from consolidation by Colorado's health care industry. The state is a regional medical services hub. We expect further hospital consolidation in the year ahead, and in our view this could lead to credit upgrades among selected bonds during fiscal 1999.
   Contributing to the Fund's performance was our position in housing bonds, which accounted for approximately 11% of the Fund's net assets as of September 30, 1998. Colorado had one of the strongest housing markets in the western U.S. during the fiscal period because many professionals are moving to the state from other parts of the country as well as from overseas.
   The state generated many high paying jobs in engineering, law and architecture throughout the 1990s. Since 1990, the number of Colorado households earning more than $100,000 per year has increased by approximately one-third, according to Acxicom Corporation, a data analysis business. The company also reported that six-figure incomes are Colorado's fastest growing income category. We believe this trend may increase demand for municipal bonds as more residents seek to invest in municipal bonds to shelter income from taxes.

OUTLOOK
Of the four states in this report, Colorado may be most affected by the Asian economic crises. The Colorado Legislative Council reported last September that Asia has traditionally been the destination for one-third of Colorado's exports of technology products, medical equipment and agricultural products.
   Still, even with declines to some export markets, the Business Research Division at the Colorado College of Business and Administration projects the state will export $4.8 billion of manufactured products in 1998 - a record level. Colorado's aggressive pursuit of new markets - particularly in Europe - apparently has yielded new business.
   Colorado's population has grown at a relatively rapid annual rate of 2.5% since 1990. Some 33% of the state's residents are college graduates compared to a national average of 23%. Aside from the strong job growth over the past few years, residents are also attracted to Colorado's wealth of recreational activities.
   We believe continued strong job growth, coupled with appealing natural surroundings, bodes well for continued long-term economic growth and state tax revenues.


SINCE 1990, THE NUMBER OF COLORADO HOUSEHOLDS EARNING MORE THAN $100,000 PER YEAR HAS INCREASED BY APPROXIMATELY ONE-THIRD. SIX FIGURE INCOMES ARE COLORADO'S FASTEST GROWING INCOME CATEGORY.

                                                       for tax-exempt income 11

Financial Statements
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
                                                          Principal     Market
                                                           Amount       Value
                                                          ---------     ------
MUNICIPAL BONDS - 98.28%
GENERAL OBLIGATION BONDS - 8.35%
Edina Recreation Facilities Series 1992-A
   6.00% 1/1/09 ......................................   $  305,000   $  322,861
Edina Recreation Facilities Series 1992-A
   6.00% 1/1/10 ......................................      320,000      338,442
Minneapolis, Minnesota Refunding-Laurel Village
   6.00% 3/1/16 ......................................    1,600,000    1,700,304
Minneapolis-St. Paul Metro Airport Commission
   (AMT) 6.60% 1/1/11 ................................    1,500,000    1,608,300
Rosemount Independent School District #196
   5.70% 4/1/12 ......................................    1,000,000    1,086,160
                                                                      ----------
                                                                       5,056,067
                                                                      ----------
HIGHER EDUCATION REVENUE BONDS - 7.19%
Minnesota Higher Education Facility-St. Thomas
   University Series 3-C 6.25% 9/1/16 ................    1,000,000    1,046,730
Minnesota State University Board-State
   University System Series A 6.05% 6/30/18 ..........      250,000      262,905
Northfield, Minnesota-St. Olaf College
   6.30% 10/1/12 .....................................    1,075,000    1,163,752
Northfield, Minnesota-St. Olaf College
   6.40% 10/1/21 .....................................    1,750,000    1,880,830
                                                                      ----------
                                                                       4,354,217
                                                                      ----------
HOSPITAL REVENUE BONDS - 15.03%
Bloomington Health Care Facilities-Masonic Home
   Care Center (AMBAC)
   5.875% 7/1/22 .....................................    1,000,000    1,064,400
Duluth Economic Development Authority Health Care-
   Duluth Clinic Series 1992 (AMBAC)
   6.30% 11/1/22 .....................................    1,270,000    1,391,272
Duluth Economic Development Authority Health Care-
   St. Luke's Hospital Series 1992-B (Connie Lee)
   6.40% 5/1/18 ......................................    1,000,000    1,087,730
Duluth Economic Development Authority Health Care-
   Benedictine Health System St. Mary's Hospital
   Series 1993-C (Connie Lee)
   6.00% 2/15/20 .....................................    1,000,000    1,077,690
Minneapolis Hospital System-Fairview Hospital
   Series 1991-A (MBIA) 6.50% 1/1/11 .................    2,210,000    2,412,171
Minneapolis Hospital System-Fairview Hospital
   Series 1993-A (MBIA) 5.25% 11/15/19 ...............    1,500,000    1,533,840
Minneapolis, St. Paul HRA HealthOne (MBIA)
   6.75% 8/15/14 .....................................      500,000      534,990
                                                                      ----------
                                                                       9,102,093
                                                                      ----------
-------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
-------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
 HOUSING REVENUE BONDS - 22.54%
 Brooklyn Center Multifamily Housing-
   Four Courts (AMT) 7.50% 6/1/25 ..................   $ 1,800,000   $ 1,905,300
 Minnesota Housing Finance Agency Single Family
   Mortgage Series 1992-G (AMT)
   (FHA) 7.45% 7/1/22 ..............................     1,355,000     1,442,736
 Minnesota Housing Finance Agency Single Family
   Mortgage Series 1991-A (AMT)
   6.50% 7/1/06 ....................................       205,000       219,920
 Minnetonka Housing Facilities-Beacon Hill Project
   (Presbyterian Homes Guaranteed)
   7.70% 6/1/25 ....................................     2,725,000     2,954,391
 New Brighton Multifamily Mortgage-
   Polynesian Village Apartments
   Series 1995-A (AMT) 7.60% 4/1/25 ................     1,400,000     1,514,422
 St. Anthony Multifamily Housing Development-
   Autumn Woods Project (Asset Guaranty)
   6.875% 7/1/22 ...................................     2,265,000     2,430,367
 St. Paul Housing & Redevelopment Authority
   Multifamily Housing-Pointe of St. Paul Project
   Series 1992 (FNMA) 6.60% 10/1/12 ................     2,950,000     3,178,330
                                                                     -----------
                                                                      13,645,466
                                                                     -----------
 POWER AUTHORITY REVENUE BONDS - 11.13%
 Northern Minnesota Municipal Power Agency Electric
   System Series A 5.00% 1/1/21 ....................     1,500,000     1,499,834
 Northern Minnesota Municipal Power Agency Electric
   System Series B (AMBAC) 5.50% 1/1/18 ............     1,250,000     1,300,013
 Southern Minnesota Municipal Power Agency (FGIC)
   5.75% 1/1/11 ....................................     1,000,000     1,076,720
 Southern Minnesota Municipal Power Agency (FGIC)
   5.00% 1/1/16 ....................................       580,000       580,273
 Western Minnesota Municipal Power Agency (MBIA)
   5.50% 1/1/15 ....................................     2,275,000     2,280,414
                                                                     -----------
                                                                       6,737,254
                                                                     -----------
*PRE-REFUNDED BONDS/ESCROWED TO MATURITY - 26.20%
 Carver County Series 1992-A
   5.875% 2/1/14-02 ................................     1,000,000     1,051,370
 Dakota & Washington Counties HRA Single Family
   Mortgage-Bloomington (AMT)
   (Escrowed to maturity) (GNMA)
   8.375% 9/1/21 ...................................     2,555,000     3,728,001
 Duluth Economic Development Authority Health Care-
   Duluth Clinic Series 1992 (AMBAC)
   6.30% 11/1/22-04 ................................       730,000       825,995

12 for tax-exempt income

-------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
-------------------------------------------------------------------------------

 MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED BONDS/ESCROWED TO MATURITY (CONTINUED)
 Metropolitan Council Sports Facilities Commission
   Hubert H. Humphrey Metrodome
   (Escrowed to Maturity) 6.00% 10/1/09 .............. $ 1,525,000   $ 1,654,212
 Minnesota Higher Education Facility-McAlester
   College Series 3-J 6.40% 3/1/22-02 ................   1,000,000     1,066,470
 Minnesota Public Facilities Authority-Water Pollution
   Control Series 1992 6.50% 3/1/14-02 ...............   1,500,000     1,657,095
 Puerto Rico Commonwealth 6.00% 7/1/26-07 ............   2,000,000     2,321,680
 St. Cloud Hospital (AMBAC) 6.75% 7/1/15-01 ..........   1,000,000     1,096,760
 St. Francis Independent School District #15
   (FSA) 6.30% 2/1/11-06 .............................   1,250,000     1,406,363
 Southern Minnesota Municipal Power Agency
   (Escrowed to Maturity) (AMBAC)
   5.50% 1/1/15 ......................................     390,000       409,473
 Southern Minnesota Municipal Power Agency
   (Escrowed to Maturity) (AMBAC)
   5.50% 1/1/15 ......................................     610,000       638,091
                                                                      ----------
                                                                      15,855,510
                                                                      ----------
 POLLUTUTION CONTROL REVENUE BONDS - 4.51%
 Bass Brook PCR Minnesota Power & Light
   6.00% 7/1/22 ......................................   2,575,000     2,728,882
                                                                      ----------
                                                                       2,728,882
                                                                      ----------
 TRANSPORTATION REVENUE BONDS - 1.22%
 Puerto Rico Commonwealth Highway & Transportation
   Authority 5.50% 7/1/26 ............................     700,000       736,036
                                                                      ----------
                                                                         736,036
                                                                      ----------
 WATER & SEWER REVENUE BONDS - 1.76%
 Anoka County Solid Waste Disposal National Rural
   Co-op Utility (AMT) 6.95% 12/1/08 .................   1,000,000     1,063,960
                                                                      ----------
                                                                       1,063,960
                                                                      ----------
 OTHER REVENUE BONDS - 0.35%
 Minneapolis, Minnesota Community
   Development Agency-Supported Development
   Limited Tax Common Bond Fund Series 5
   5.70% 12/1/27 .....................................     200,000       210,170
                                                                      ----------
                                                                         210,170
                                                                      ----------
 Total Municipal Bonds
   (cost $54,361,683) ................................                59,489,655
                                                                      ----------

-------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
-------------------------------------------------------------------------------

 Short Term Investments - 0.23%
 Federated Minnesota Municipal Cash Trust .......       137,495     $   137,495
                                                                    -----------
 Total Short Term Investments
  (cost of $137,495 ) ..........................                        137,495
                                                                    -----------
 TOTAL MARKET VALUE OF SECURITIES OWNED - 98.51%
  (COST $54,499,178) ...........................                   $ 59,627,150
 RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES - 1.49% ..........................                        901,140
                                                                    -----------
 TOTAL NET ASSETS - 100.00% .....................                    60,528,290
 LIQUIDATION VALUE OF PREFERRED STOCK ...........                   (20,000,000)
                                                                    -----------
 NET ASSETS APPLICABLE TO 2,594,700 COMMON SHARES
  ($.01 PAR VALUE) OUTSTANDING .................                   $ 40,528,290
                                                                   ============
 NET ASSET VALUE PER COMMON SHARE
  ($40,528,290 / 2,594,700 SHARES) .............                         $15.62
                                                                         ======
----------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

   AMBAC             -Insured by the AMBAC Indemnity Corporation
   AMT               -Bonds subject to Alternative Minimum Tax
   Asset Guaranty    -Insured by the Asset Guaranty Insurance Company
   Connie Lee        -Insured by the College Construction Insurance Association
   FGIC              -Insured by the Financial Guaranty Insurance Company
   FHA               -Insured by the Federal Housing Authority
   FNMA              -Insured by the Federal National Mortgage Association
   FSA               -Insured by Financial Security Assurance
   GNMA              -Insured by the Government National Mortgage Association
   MBIA              -Insured by the Municipal Bond Insurance Association

 Components of Net Assets At September 30, 1998:
 Common stock, $.01 par value unlimited shares
   authorized to the Fund.........................     $35,455,037
 Preferred stock $.01 par value unlimited shares
   authorized to the Fund.........................      20,000,000
 Distribution in excess of net investment income..         (72,367)
 Accumulated net realized gain on investments.....          17,648
 Net unrealized appreciation of investments.......       5,127,972
                                                       -----------
 Total Net Assets..................................    $60,528,290
                                                       ===========
                             See accompanying notes
                                                       for tax-exempt income 13

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
                                                        ---------       ------
MUNICIPAL BONDS - 98.81%
GENERAL OBLIGATION BONDS - 6.93%
Becker (AMT) (MBIA) 6.25% 8/1/15 ...................   $ 3,700,000   $ 4,034,073
Buffalo Independent School District
   (FSA) 6.15% 2/1/22 ..............................     4,030,000     4,317,661
Hawley Independent School District (FSA)
   5.75% 2/1/17 ....................................     1,000,000     1,076,530
Rosemount Independent School District # 196
   5.70% 4/1/12 ....................................     1,270,000     1,379,423
St. Paul, Minnesota Tax Increment-Block 39
   Project A 4.75% 2/1/25 ..........................     1,000,000       976,440
                                                                     -----------
                                                                      11,784,127
                                                                     -----------
HIGHER EDUCATION REVENUE BONDS - 9.65%
Minnesota Higher Education Facility-
   Macalster College 5.55% 3/1/16 ..................     1,250,000     1,302,513
Minnesota Higher Education Facility-
   St. Thomas University Series 4A-1
   5.625% 10/1/21 ..................................     1,000,000     1,042,080
Minnesota State Higher Education Facility-
   St. Thomas University Series 3-R1
   5.60% 10/1/15 ...................................     1,050,000     1,096,106
Minnesota State Higher Education Facility-
   St. Thomas University Series 3-R2
   5.60% 9/1/14 ....................................       275,000       286,924
Minnesota State University Board Series 1993-A
   State University System 6.10% 6/30/23 ...........     1,150,000     1,209,306
Minnesota State University Board Series 1993-C
   State University System (MBIA)
   5.60% 6/30/16 ...................................     4,115,000     4,291,575
Minnesota State University Board Series 1993-C
   State University System (MBIA)
   5.60% 6/30/19 ...................................     3,720,000     3,873,190
University of Minnesota Series A 5.50% 7/1/21 ......     3,000,000     3,306,120
                                                                     -----------
                                                                      16,407,814
                                                                     -----------
HOSPITAL REVENUE BONDS - 18.79%
Bloomington Health Care Facilities-Masonic Home
   Care Center (AMBAC) 5.875% 7/1/22 ...............     4,000,000     4,257,600
Brainerd Evangelical Lutheran Health Care Facilities
   Series A (FSA) 6.65% 3/1/17 .....................     1,195,000     1,312,504
Detroit Lakes Benedictine Health Systems-St. Mary's
   Hospital (Connie Lee) 6.00% 2/15/19 .............     1,250,000     1,345,037
Duluth Economic Development Authority Health Care
   Facilities-Duluth Clinic (AMBAC)
   6.20% 11/1/12 ...................................       720,000       789,494
Duluth Economic Development Authority Health Care
   Facilities-Duluth Clinic Series 1992 (AMBAC)
   6.30% 11/1/22 ...................................     3,890,000     4,261,456
Duluth Economic Development Authority Benedictine
   Health Systems-St. Mary's Hospital (Connie Lee)
   6.00% 2/15/20 ...................................     6,000,000     6,466,140
Minneapolis Health Care Facility-Jones-Harrison
   Residence Project 6.00% 10/1/27 .................     2,000,000     2,037,640

-------------------------------------------------------------------------------
                                                        Principal       Market
                                                         Amount         Value
-------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)
Minneapolis-St. Paul HRA Childrens Health Care
   (FSA) 5.50% 8/15/25 .........................       $ 1,500,000   $ 1,567,260
Minneapolis-St. Paul HRA HealthOne (MBIA)
   7.40% 8/15/11 ...............................         2,105,000     2,275,463
Minnesota Agricultural & Economic Development
   Health Care System-Fairview Hospital Series A
   (MBIA) 5.75% 11/15/26 .......................         4,800,000     5,240,160
Rochester, Minnesota Health Care Facilities-Mayo
   Foundation-Series B 5.50% 11/15/27 ..........         2,265,000     2,392,995
                                                                     -----------
                                                                      31,945,749
                                                                     -----------
HOUSING REVENUE BONDS - 21.53%
Chanhassen Multifamily Housing Heritage Park
   Project (AMT) (FHA) 6.20% 7/1/30 ............         1,105,000     1,191,765
Dakota County HRA Multifamily Mortgage-Imperial
   Ridge Project Series 1993-A (GNMA)
   6.10% 12/15/28 ..............................         1,870,000     1,988,670
Harmony, Minnesota Multifamily Housing-Zedakah
   Foundation Project Series A 5.95% 9/1/20 ....         1,000,000     1,058,360
Minnesota Housing Finance Agency Multifamily
   Rental Housing Series D 5.90% 2/1/14 ........         1,115,000     1,177,585
Minnesota Housing Finance Agency Multifamily
   Rental Housing Series D 6.00% 8/1/22 ........         2,295,000     2,420,673
Minnesota Housing Finance Agency Single Family
   Housing Series 1994-F 6.30% 7/1/25 ..........         1,540,000     1,649,740
Minnesota Housing Finance Agency Single Family
   Mortgage (AMT) 7.05% 7/1/22 .................         1,680,000     1,769,897
Minnesota Housing Finance Agency Single Family
   Mortgage Series 1992-B (AMT)
   6.15% 1/1/26 ................................         3,795,000     3,999,588
Minnesota Housing Finance Agency Single Family
   Mortgage Series 1992-C2 (AMT)
   6.15% 7/1/23 ................................         3,845,000     4,041,133
Minnesota Housing Finance Agency Single Family
   Mortgage Series 1994-J (AMT)
   6.95% 7/1/26 ................................         3,470,000     3,766,373
Minnetonka Senior Housing Project (Presbyterian
   Homes of Minnesota Guaranteed)
   7.25% 6/1/09 ................................         1,225,000     1,320,440
Minnetonka Senior Housing Project (Presbyterian
   Homes of Minnesota Guaranteed)
   7.50% 6/1/14 ................................           760,000       824,402
Minnetonka Senior Housing Project (Presbyterian
   Homes of Minnesota Guaranteed)
   7.55% 6/1/19 ................................         2,365,000     2,559,167
Moorhead, Minnesota Economic Development
   Authority Multifamily Refunding & Improvement
   Housing Development-Eventide B
   6.00% 6/1/18 ................................         1,000,000     1,008,790

14 for tax-exempt income

-------------------------------------------------------------------------------
                                                        Principal       Market
                                                         Amount         Value
                                                        ---------       ------
 MUNICIPAL BONDS (CONTINUED)
 HOUSING REVENUE BONDS (CONTINUED)
 New Brighton Multifamily Mortgage-Polynesian
   Village Apartments Series 1995-A
   7.60% 4/1/25 ...................................   $ 3,820,000   $ 4,132,209
 St. Paul HRA Single Family Mortgage
   (FNMA) 6.40% 3/1/21 ............................     1,935,000     2,083,473
 Stillwater, Minnesota Multifamily Mortgage-
   Stillwater Cottages (AMT) 7.25% 11/1/27 ........     1,540,000     1,606,020
                                                                    -----------
                                                                     36,598,285
                                                                    -----------
 INDUSTRIAL DEVELOPMENT REVENUE BONDS - .86%
 Burnsville, Minnesota Commonweath Development
   Refunding-Holiday Inn Project
   5.90% 4/1/08 ...................................     1,430,000     1,464,477
                                                                    -----------
                                                                      1,464,477
                                                                    -----------
 POLLUTION CONTROL REVENUE BONDS - 7.94%
 Bass Brook PCR Minnesota Power & Light
   6.00% 7/1/22 ...................................     7,660,000     8,117,762
 Cloquet, Minnesota Pollution Control-Potlatch
   Corporation Project 5.90% 10/1/26 ..............     5,000,000     5,378,900
                                                                    -----------
                                                                     13,496,662
                                                                    -----------
 POWER AUTHORITY REVENUE BONDS - 5.79%
 Northern Minnesota Municipal Power Agency Electric
   System Series B (AMBAC) 5.50% 1/1/18 ...........     5,955,000     6,193,260
 Puerto Rico Electric Power Authority
   5.25% 7/1/21 ...................................     2,000,000     2,036,160
 Western Minnesota Municipal Power Agency (MBIA)
   5.50% 1/1/15 ...................................     1,605,000     1,608,820
                                                                    -----------
                                                                      9,838,240
                                                                    -----------
*PRE-REFUNDED / ESCROWED TO MATURITY - 23.60%
 Dakota & Washington Counties HRA Single Family
   Mortgage-Bloomington (AMT)
   (Escrowed to Maturity) (GNMA)
   8.375% 9/1/21 ..................................     5,500,000     8,025,050
 Duluth Economic Development Authority Health Care
   Facilities (AMBAC) 6.30% 11/1/22-04 ............       960,000     1,086,240
 Duluth Economic Development Authority Hospital
   Facilities-Duluth Clinic (AMBAC)
   6.20% 11/1/12-04 ...............................       280,000       315,316

-------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
-------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED / ESCROWED TO MATURITY (CONTINUED)
 Esko Independent School District (FSA)
   5.65% 4/1/12-05 .................................  $  550,000   $    592,295
 Melrose Independent School District # 740
   Series A (FSA) 5.625% 2/1/13 -02 ................   3,225,000      3,370,995
 Metropolitan Council Sports Facility Commision-
   Hubert H. Humphrey Metrodome
   (Escrowed to Maturity) 6.00% 10/1/09 ............   2,360,000      2,559,963
 Minnesota Public Facilities Authority Water
   Pollution Control 6.25% 3/1/16-05 ...............   1,000,000      1,132,020
 Minnesota Public Facilities Authority Water
   Pollution Control Series 1992
   6.50% 3/1/14-05 .................................   3,300,000      3,645,609
 Red Wing Independent School District # 256
   Series 1993-A 5.70% 2/1/12-03 ...................   2,925,000      3,112,025
 Red Wing Independent School District # 256
   Series 1993-A 5.70% 2/1/13-03 ...................   1,625,000      1,728,903
 St. Paul HRA Sales Tax-Civic Center
   (Escrowed To Maturity) 5.55% 11/1/23 ............   2,300,000      2,407,939
 St. Paul HRA Sales Tax-Civic Center
   (Escrowed To Maturity) (MBIA)
   5.55% 11/1/23 ...................................   4,200,000      4,397,106
 Southern Minnesota Municipal Power Agency
   5.75% 1/1/18-16 .................................   3,715,000      4,051,615
 Stewartville Independent School District # 534
   5.75% 2/1/17-05 .................................   1,705,000      1,843,412
 Western Minnesota Municipal Power Agency
   (Escrowed To Maturity) 6.625% 1/1/16 ............   1,535,000      1,827,909
                                                                  -------------
                                                                     40,096,397
                                                                  -------------
 TRANSPORTATION REVENUE BONDS - 3.72%
 Puerto Rico Commonwealth Highway & Transportation
   Authority 5.50% 7/1/26 ..........................   6,000,000      6,308,880
                                                                  -------------
                                                                      6,308,880
                                                                  -------------
 Total Municipal Bonds
   (cost $155,849,183) .............................                167,940,631
                                                                  -------------
for tax-exempt income 15

-------------------------------------------------------------------------------
Total Market Value of SecUrities - 98.81%
   (cost $155,849,183) ......................................     $167,940,631
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.19% ...............................        2,030,736
                                                                  ------------
TOTAL NET ASSETS - 100.00% ..................................      169,971,367
LIQUIDATION VALUE OF PREFERRED STOCK ........................      (60,000,000)
                                                                  ------------
NET ASSETS APPLICABLE TO 7,252,000 COMMON SHARES
   ($.01 PAR VALUE) OUTSTANDING .............................     $109,971,367
                                                                  ============
NET ASSET VALUE PER COMMON SHARE
   ($109,971,367 / 7,252,200 SHARES) ........................           $15.16
                                                                        ======
------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

   Summary of Abbreviations:
   AMBAC        -  Insured by the AMBAC Indemnity Corporation
   AMT          -  Alternative Minimum Tax
   Connie Lee   -  Insured by the College Construction Insurance Association
   FGIC         -  Insured by the Financial Guaranty Insurance Company
   FHA          -  Insured by the Federal Housing Authority
   FNMA         -  Insured by the Federal National Mortgage Association
   FSA          -  Insured by the Financial Security Assurance
   GNMA         -  Insured by the Government National Mortgage Association
   MBIA         -  Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1998:
Common stock, $.01 par value, 200 million shares
   authorized to the Fund .................................         $99,710,124
Preferred stock, $.01 par value, 1 million shares
   authorized to the Fund  ................................          60,000,000
Undistributed net investment income .......................             744,466
Accumulated net realized loss on investments ..............          (2,574,671)
Net unrealized appreciation of investments ................          12,091,448
                                                                   ------------
Total net assets  .........................................        $169,971,367
                                                                   ============

VOYAGEUR MINNESOTA
MUNICIPAL INCOME FUND III, INC.
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
-------------------------------------------------------------------------------
MUNICIPAL BONDS - 98.46%
GENERAL OBLIGATION BONDS - 5.34%
Brooklyn Park, Minnesota Series A
   5.50% 02/01/19 ...................................   $1,075,000   $1,133,598
North Branch Independent School District
   (FGIC) 5.625% 02/01/17 ...........................    1,000,000    1,057,850
                                                                     ----------
                                                                      2,191,448
                                                                     ----------
HIGHER EDUCATION REVENUE BONDS - 6.53%
Minnesota Higher Education Facilities Authority-
   Macalester College Series 4-C
   5.50% 03/01/12 ...................................      200,000      210,106
Minnesota Higher Education Facilities Authority-
   St. Benedict College Series 3-W
   6.375% 03/01/20 ..................................      345,000      370,244
Minnesota Higher Education Facilities Authority-
   St. Mary's College Series 3-Q
   6.15% 10/01/23 ...................................    1,000,000    1,045,430
Minnesota Higher Education Facilities Authority-
   St. Thomas University Series 4-A1
   5.625% 10/01/21 ..................................    1,010,000    1,052,501
                                                                     ----------
                                                                      2,678,281
                                                                     ----------
HOSPITAL REVENUE BONDS - 19.93%
Duluth Economic Development Authority
   Hospital Facilities-Duluth Clinic (AMBAC)
   6.20% 11/01/12 ...................................    1,080,000    1,184,242
Minnesota Agricultural & Economic Development
   Health Care System-Fairview Hospital
   Series A (MBIA) 5.75% 11/15/26 ...................    2,000,000    2,183,399
Princeton Fairview Hospital Series 1991-C
   (MBIA) 6.25% 01/01/21 ............................    2,000,000    2,149,540
Robbinsdale North Memorial Medical Center Series
   1993-B (AMBAC) 5.50% 05/15/23 ....................    1,500,000    1,556,220
St. Paul, Minnesota Housing & Redevelopment
   for Healtheast Authority Hospital
   5.85% 11/01/17 ...................................      250,000      257,383
Wadena County Health Care Facilities
   7.75% 09/01/24 ...................................      750,000      836,085
                                                                     ----------
                                                                      8,166,869
                                                                     ----------
HOUSING REVENUE BONDS - 19.31%
Brooklyn Center Multifamily Housing-Four Courts (AMT)
   7.50% 06/01/25 ...................................    1,000,000    1,058,500
Burnsville Mulifamily Mortgage Series A (FSA)
   7.10% 01/01/30 ...................................    2,000,000    2,248,479
Edina HRA-Edina Park Plaza
   (FHA) 7.70% 12/01/28 .............................    1,000,000    1,038,980
Minneapolis Multifamily Housing-
   Olsen Townhomes (AMT) 6.00% 12/01/19 .............    1,875,000    1,957,838
Minnesota HFA Single Family Mortgage Series
   1991-A (AMT) (FHA) 7.45% 07/01/22 ................    1,510,000    1,607,773
                                                                     ----------
                                                                      7,911,570
                                                                     ----------

16 for tax-exempt income

-------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
-------------------------------------------------------------------------------
 MUNICIPAL BONDS (CONTINUED)
 POLLUTION CONTROL REVENUE BONDS - 6.52%
   Bass Brook PCR Minnesota Power & Light
   6.00% 07/01/22 .....................................$ 1,505,000   $ 1,594,939
 Cloquet, Minnesota Pollution Control-
   Potlatch Corporation Project
   5.90% 10/01/26 .....................................  1,000,000     1,075,780
                                                                     -----------
                                                                       2,670,719
                                                                     -----------
 POWER AUTHORITY REVENUE BONDS - 4.68%
 Southern Minnesota Municipal Power Agency
   (FGIC) 5.75% 01/01/18 ..............................  1,800,000     1,917,792
                                                                     -----------
                                                                       1,917,792
                                                                     -----------
*PRE-REFUNDED BONDS/ESCROWED TO MATURITY - 24.35%
 Duluth Economic Development Authority Hospital
   Facilities-Duluth Clinic (AMBAC) 6.20% 11/01/12-04..    420,000       472,975
 Esko Independent School District
   (FSA) 5.75% 04/01/17-05 ............................  2,145,000     2,322,005
 Minnesota Higher Education Facilities Authority Series
   3-W 6.375% 03/01/20-04 .............................    930,000     1,041,163
 Moorhead Public Utilities
   (MBIA) 6.25% 11/01/12-02 ...........................  1,500,000     1,622,100
 St. Paul HRA Sales Tax-Civic Center (MBIA)
   (Escrow to Maturity) 5.55% 11/01/23 ................  1,300,000     1,361,009
 University of Minnesota Hospital (Escrow to Maturity)
   6.75% 12/01/16 .....................................  2,580,000     3,157,145
                                                                     -----------
                                                                       9,976,397
                                                                     -----------
 TRANSPORTATION REVENUE BONDS - 3.34%
 Puerto Rico Commonwealth Highway &
   Transportation Authority 5.50% 07/01/26 ............  1,300,000     1,366,924
                                                                     -----------
                                                                       1,366,924
                                                                     -----------
 WATER & SEWAGE REVENUE BONDS - 7.24%
 Minnesota Public Facility Authority Water Pollution Co
   5.40% 03/01/15 .....................................  2,820,000     2,967,345
                                                                     -----------
                                                                       2,967,345
                                                                     -----------
 OTHER REVENUE BONDS - 1.22%
 Minneapolis Community Development Agency
   5.70% 12/01/27 .....................................    475,000       499,154
                                                                     -----------
                                                                         499,154
                                                                     -----------
 Total Municipal Bonds (cost $36,993,788) .............               40,346,499
                                                                     -----------
                                                            NUMBER
                                                          OF SHARES
                                                          ---------
 SHORT TERM INVESTMENTS - 0.07%
 Federated Minnesota Municipal Cash Trust .............     29,455        29,455
                                                                     -----------
 TOTAL SHORT TERM INVESTMENTS
   (cost of $29,455) ..................................                   29,455
                                                                     -----------

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 98.53%
   (cost $37,023,243) .........................................     $40,375,954
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.47%..................................         603,271
TOTAL NET ASSETS - 100.00% ....................................      40,979,225
LIQUIDATION VALUE OF PREFERRED STOCK ..........................     (15,000,000)
                                                                    -----------
NET ASSETS APPLICABLE TO 1,837,200 COMMON
   SHARES ($.01 PAR VALUE) OUTSTANDING ........................     $25,979,225
                                                                    ===========
NET ASSET VALUE PER COMMON SHARE
   ($25,979,225/1,837,200 SHARES) .............................          $14.14
                                                                         ======
-------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

   AMBAC     -  Insured by the AMBAC Indemnity Corporation
   AMT       -  Alternative Minimum Tax
   FGIC      -  Insured by the Financial Guaranty Insurance Corporation
   FHA       -  Insured by the Federal Housing Authority
   FSA       -  Insured by the Financial Security Assurance
   MBIA      -  Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1998:
Common stock, $.01 par value, 200 million shares
   authorized to the Fund ......................................    $25,246,730
Preferred stock, $.01 par value, 1 million shares
   authorized to the Fund ......................................     15,000,000
Undistributed net investment income ............................        221,875
Accumulated net realized loss on investments ...................     (2,842,091)
Net unrealized appreciation of investments .....................      3,352,711
                                                                    -----------
Total net assets ...............................................    $40,979,225
                                                                    ===========

                             See accompanying notes
                                                        for tax-exempt income 17

VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                          PRINCIPAL     MARKET
                                                           AMOUNT       VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 98.74%
General Obligation Bonds - 24.00%
Eagle Mountain Community Facility District
   A2 6.40% 07/01/17 ...............................    $1,500,000    $1,673,655
Goodyear, Arizona Community Facilities Utility
   District #1 (Asset Guaranty)
   4.90% 07/15/18 ..................................       500,000       501,625
Goodyear, Arizona Community Facilities Utility
   District #1 (Asset Guaranty)
   5.00% 07/15/23 ..................................     1,775,000     1,757,445
Maricopa County Alhambra Elementary School
   District #68 (AMBAC) 5.625% 07/01/13 ............     2,500,000     2,658,025
Maricopa County Unified School District #11
   5.50% 07/01/10 ..................................     3,000,000     3,209,190
Maricopa County Unified School District #41 (FSA)
    6.25% 07/01/15 .................................     1,500,000     1,721,610
Maricopa County Washington Elementary
   Unified School District #6 (AMBAC)
   5.375% 07/01/14 .................................     1,000,000     1,055,180
Mohave County Unified School District #1
   (FGIC) 5.90% 07/01/15 ...........................     1,500,000     1,649,565
Pima County Unified School District #6 (FGIC)
   5.75% 07/01/12 ..................................     2,000,000     2,184,280
Santa Cruz Valley Unified School District #35
   (AMBAC) 5.80% 07/01/09 ..........................       600,000       647,898
                                                                      ----------
                                                                      17,058,473
                                                                      ----------
HIGHER EDUCATION REVENUE BONDS - 1.52%
University of Arizona 6.25% 06/01/11 ...............     1,000,000     1,082,370
                                                                      ----------
                                                                       1,082,370
                                                                      ----------
HOSPITAL REVENUE BONDS - 11.01%
Maricopa County Health Facilities-Catholic Health
   Care West Series A (MBIA)
   5.75% 07/01/11 ..................................     1,750,000     1,876,578
Maricopa County Health Facilities-Catholic Health
   Care West Series A (MBIA)
   6.00% 07/01/21 ..................................     1,100,000     1,183,028
Maricopa County Industrial Development Authority-
   Baptist Hospital (MBIA) 5.50% 09/01/13 ..........       300,000       318,546
Mohave County Industrial Development Authority-
   Baptist Hospital (MBIA) 5.50% 09/01/21 ..........       500,000       527,310
Mohave County Industrial Development Authority-
   Baptist Hospital (MBIA) 5.75% 09/01/26 ..........       150,000       161,982
Phoenix Industrial Development Authority-
   John C. Lincoln Hospital (FSA)
   5.50% 12/01/13 ..................................     1,100,000     1,183,039
Pima County Development Authority-Health Partners
   Series A (MBIA) 5.625% 04/01/14 .................       500,000       545,805
Show Low, Arizona Industrial Development Authority-
   Navapache Regional Medical Center Series A (ACA)
   5.50% 12/01/17 ..................................       250,000       260,788
University of Arizona Medical Center (MBIA)
   6.25% 07/01/16 ..................................       700,000       755,783
--------------------------------------------------------------------------------
                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)
Yavapai County, Arizona Industrial Development
Authority Residential Care Facilities (GNMA)
   5.40% 02/20/38 ...................................     $1,000,000  $1,012,530
                                                                      ----------
                                                                       7,825,389
                                                                      ----------
HOUSING REVENUE BONDS - 21.94%
Maricopa County, Arizona Industrial Development Authority
   Multifamily-Camelback Apartments Project A
   (Asset Guaranty) 5.45% 05/01/28 ..................      1,250,000   1,275,775
Peoria Multifamily Housing Mortgage (GNMA)
   7.30% 02/20/28 ...................................      1,230,000   1,367,612
Phoenix Industrial Development Authority
   Multifamily Mortgage (FHA)
   6.80% 11/01/25 ...................................        500,000     530,410
Phoenix Industrial Development Authority-
   Single Family Mortgage (GNMA)
   5.35% 06/01/20 ...................................      3,345,000   3,426,116
Phoenix Industrial Development Authority-Single
   Family Mortgage (GNMA) 5.30% 04/01/20 ............      2,500,000   2,534,125
Pima County Industrial Development Authority
   Multifamily Mortgage (Asset Guaranty)
   5.40% 03/01/15 ...................................        380,000     389,929
Pima County Industrial Development
   Authority Multifamily Mortgage (GNMA)
   5.20% 12/20/31 ...................................      2,370,000   2,389,173
Pima County Industrial Development Authority
   Single Family Mortgage Series A (GNMA)
   6.25% 11/01/30 ...................................      1,125,000   1,209,656
Tempe Industrial Development Authority Multifamily
   Mortgage (FHA) 6.125% 06/01/10 ...................      2,305,000   2,469,854
                                                                      ----------
                                                                      15,592,650
                                                                      ----------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 2.90%
Coconino County (Nevada Power) Pollution Control
   Corporation 5.80% 11/01/32 .......................      1,000,000   1,024,580
Navajo County (Arizona Public Service)
   Pollution Control Corporation (AMBAC)
   5.50% 08/15/28 ...................................      1,000,000   1,039,260
                                                                     -----------
                                                                       2,063,840
                                                                     -----------
Leases/Certificates of Participation - 1.66%
Tucson, Arizona Certificate of Participation
   5.60% 07/01/11 ...................................      1,100,000   1,178,342
                                                                      ----------
                                                                       1,178,342
                                                                      ----------
Power Authority Revenue Bonds - 2.49%
Salt River Project Electric System
   6.25% 01/01/27 ...................................      1,635,000   1,769,675
                                                                      ----------
                                                                       1,769,675
                                                                      ----------

18 for tax-exempt income

--------------------------------------------------------------------------------
                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED BONDS / ESCROWED TO MATURITY - 6.03%
Arizona Hospital Facilities Authority (Escrowed to
   Maturity) (MBIA) 6.25% 09/01/11 ...................    1,500,000   $1,647,510
Phoenix Civic Improvement Coproration Water System
   Junior Lien 5.60% 07/01/18-06 .....................    1,000,000    1,102,030
Salt River Project Electric System Series D,
   6.25% 01/01/27-02 .................................      365,000      399,033
University of Arizona 6.35% 06/01/14-04 ..............    1,000,000    1,139,280
                                                                      ----------
                                                                       4,287,853
                                                                      ----------
TRANSPORTATION REVENUE BONDS - 9.50%
City of Phoenix, Arizona Street & Highway Junior Lien
   (FGIC) 6.25% 07/01/11 .............................    1,300,000    1,423,916
Tucson Airport Authority (MBIA)
   5.70% 06/01/13 ....................................    2,000,000    2,139,160
Tucson Street & Highway (MBIA)
   5.50% 07/01/12 ....................................    3,000,000    3,188,370
                                                                      ----------
                                                                       6,751,446
                                                                      ----------
WATER & SEWER REVENUE BONDS - 12.51%
Phoenix Civic Improvement Corporation (AMBAC)
   5.50% 07/01/21 ....................................    2,000,000    2,096,040
Phoenix Civic Improvement Corporation
   Water System Junior Lien (MBIA)
   5.375% 07/01/22 ...................................    1,000,000    1,041,290
Phoenix Water System 5.50% 07/01/22 ..................    2,000,000    2,070,220
Tucson Water Refunding Series A (AMBAC)
   5.75% 07/01/18 ....................................    3,500,000    3,685,675
                                                                      ----------
                                                                       8,893,225
                                                                      ----------
OTHER REVENUE BONDS - 5.18%
Greater Arizona Development Authority (MBIA)
   4.75% 08/01/16 ....................................      420,000      416,325
Maricopa County Stadium District (MBIA)
   5.50% 07/01/13 ....................................    1,750,000    1,851,675
Scottsdale Municipal Property Corporation (FGIC)
   6.25% 11/01/14 ....................................    1,300,000    1,411,917
                                                                      ----------
                                                                       3,679,917
                                                                      ----------
TOTAL Municipal Bonds (Cost $65,390,983) .............                70,183,180
                                                                      ----------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 98.74%
   (COST $65,390,983) ......................................       $ 70,183,180
RECEIVABLES AND OTHER ASSETS
NET OF LIABILITIES - 1.26% .................................            897,031
                                                                   ------------
TOTAL NET ASSETS - 100.00% .................................         71,080,211
LIQUIDATION VALUE OF PREFERRED STOCK .......................        (25,000,000)
                                                                   ------------
NET ASSETS APPLICABLE TO 2,982,200 COMMON SHARES
   ($.01 PAR VALUE) OUTSTANDING ............................         46,080,211
                                                                   ------------

NET ASSET VALUE PER COMMON SHARE
   ($46,080,211 / 2,982,200 SHARES) ........................             $15.45
                                                                         ======
------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded

   ACA             -   Insured by the American Capital Access Corporation
   AMBAC           -   Insured by the AMBAC Indemnity Corporation
   Asset Guaranty  -   Insured by the Asset Guaranty Insurance Company
   FGIC            -   Insured by the Financial Guaranty Insurance Corporation
   FHA             -   Insured by the Federal Housing Authority
   FSA             -   Insured by the Financial Security Assurance
   GNMA            -   Insured by the Government National Mortgage Association
   MBIA            -   Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1998:
Common stock, $.01 par value, 200 million shares
   authorized to the fund .......................................   $40,838,893
Preferred stock, $.01 par value, 1 million shares authorized
   to the fund ..................................................    25,000,000
Undistributed net investment income .............................       500,250
Accumulated net realized loss on investments ....................       (51,129)
Net unrealized appreciation of investments ......................     4,792,197
                                                                   ------------
Total Net Assets ................................................   $71,080,211
                                                                   ------------

                           See accompanying notes
                                                        for tax-exempt income 19

VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
--------------------------------------------------------------------------------

MUNICIPAL BONDS - 98.91%
HIGHER EDUCATION REVENUE BONDS - 5.02%
Florida Agricultural & Mechanical University/Student
   Apartment Facility (MBIA) 5.625% 7/1/21 ...........   $1,250,000   $1,319,150
Volusia Education Facilities Authority-Stetson
   University (MBIA) 5.50% 6/1/17 ....................    1,500,000    1,601,790
                                                                      ----------
                                                                       2,920,940
                                                                      ----------
HOSPITAL REVENUE BONDS - 15.86%
Lakeland Hospital System-Lakeland Regional
   Medical Center (FGIC) 5.75% 11/15/15 ..............    2,500,000    2,677,125
Orange County Health Facilities Authority-
   Adventist Health System
   (AMBAC) 5.75% 11/15/25 ............................    1,500,000    1,597,245
Orange County Health Facilities Authority-
   Orlando Regional Health (MBIA)
   6.25% 10/1/18 .....................................    2,000,000    2,384,440
Venice Health Care-Bon Secours Health System
   Project (MBIA) 5.60% 8/15/16 ......................    2,405,000    2,570,175
                                                                      ----------
                                                                       9,228,985
                                                                      ----------
HOUSING REVENUE BONDS - 11.77%
Florida Housing Finance Agency
   Homeowner Mortgage Series 2 (AMT)
   (MBIA) 5.90% 7/1/29 ...............................    1,245,000    1,314,857
Florida State Housing-Leigh Meadows
   Project Series N (AMT) (AMBAC)
   6.30% 9/1/36 ......................................    2,510,000    2,711,402
Florida State Housing-Woodbridge Project Series L
   (AMT) (AMBAC) 6.05% 12/1/16 .......................    1,120,000    1,204,358
Florida State Housing-Woodbridge Project Series L
   (AMT) (AMBAC) 6.25% 6/1/36 ........................    1,500,000    1,616,790
                                                                      ----------
                                                                       6,847,407
                                                                      ----------

--------------------------------------------------------------------------------
                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED/ESCROWED TO MATURITY - 12.39%
Dade County Seaport (AMBAC)
   6.25% 10/1/21-01 ..................................   $1,000,000   $1,080,490
Dade County Professional Sports Franchise
   Facilities (FGIC) 6.00% 10/1/22-02 ................    1,000,000    1,095,570
Hillsborough County Industrial Development Authority
   Alleghany Health System Knox Village (Escrowed
   to Maturity) (MBIA) 5.75% 12/1/21 .................    1,000,000    1,088,090
Sunrise Utility System Series A
   (AMBAC) 5.75% 10/1/26-06 ..........................    2,500,000    2,805,750
Village Center Community Development District
   Series A (MBIA) 5.85% 11/1/16-06 ..................    1,000,000    1,141,050
                                                                      ----------
                                                                       7,210,950
                                                                      ----------
SCHOOL DISTRICT REVENUE BONDS - 12.58%
Dade County School Board Lease
   (AMBAC) 5.60% 8/1/17 ..............................    1,000,000    1,062,830
Escambia County School Board Lease
   (MBIA) 5.50% 2/1/22 ...............................    5,000,000    5,225,800
St. Lucie County School Board Lease
   (FSA) 5.375% 7/1/19 ...............................    1,000,000    1,026,330
                                                                      ----------
                                                                       7,314,960
                                                                      ----------
TRANSPORTATION REVENUE BONDS - 8.68%
Dade County Aviation Series B
   (MBIA) 5.60% 10/1/26 ..............................    1,000,000    1,058,820
Florida Ports Financing Commission
   (AMT) (MBIA) 5.375% 6/1/27 ........................    2,250,000    2,307,668
Hillsborough County Aviation Authority-
   Tampa International Airport Series B
   (FGIC) 5.60% 10/1/19 ..............................    1,600,000    1,683,952
                                                                      ----------
                                                                       5,050,440
                                                                      ----------

20 for tax-exempt income

--------------------------------------------------------------------------------
                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
UTILITIES REVENUE BONDS - 2.30%
Florida State Municipal Power Agency-
   St. Lucie Project (FGIC) 5.70% 10/1/16 ..............  $1,250,000  $1,336,988
                                                                      ----------
                                                                       1,336,988
                                                                      ----------
Water & Sewer Revenue Bonds - 11.22%
City of Panama Beach Water & Sewer (AMBAC)
   5.50% 6/1/18 ........................................   1,000,000   1,034,740
Dade County Water & Sewer (FGIC)
   5.50% 10/1/25 .......................................   1,100,000   1,154,857
Florida Keys Aqueduct Water
   (AMBAC) 5.25% 9/1/21 ................................   1,700,000   1,728,441
Indian River County Water & Sewer
   (FGIC) 5.50% 9/1/16 .................................   1,000,000   1,061,100
Sarasota County Utility System
   (FGIC) 5.50% 10/1/22 ................................   1,500,000   1,550,925
                                                                      ----------
                                                                       6,530,063
                                                                      ----------
Other Revenue Bonds - 19.09%
Boca Raton Community Redevelopment Tax Increment-
   Mizner Park Project (FGIC) 5.875% 3/1/13 ............   1,500,000   1,609,890
Miami Beach Resort Tax
   (AMBAC) 5.50% 10/1/16 ...............................   1,000,000   1,059,910
Orange County Public Service Tax
   (FGIC) 6.00% 10/1/24 ................................   3,000,000   3,305,520
Orange County Sales Tax
   (FGIC) 6.125% 1/1/19 ................................   1,000,000   1,044,160
Reedy Creek Improvement-Sports Complex
   (MBIA) 5.75% 6/1/13 .................................   2,300,000   2,488,347
Saint John's County Industrial Development Authority-
     Pro Golf Hall of Fame (MBIA) 5.50% 3/1/17 .........     250,000     266,513
Tampa Utilities Tax (AMBAC) 6.00% 10/1/15 ..............   1,000,000   1,053,220
Village Center Community Development District
   Series A (MBIA) 5.50% 11/1/10 .......................     250,000     280,522
                                                                      ----------
                                                                      11,108,082
                                                                      ----------
Total Municipal Bonds (Cost $52,848,955) ...............              57,548,815
                                                                      ----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.91%
   (COST $52,848,955) ............................................  $57,548,815
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.09% ....................................      633,852
                                                                    -----------
TOTAL NET ASSETS - 100.00% .......................................  $58,182,667
LIQUIDATION VALUE OF PREFERRED STOCK .............................  (20,000,000)
                                                                    -----------
NET ASSETS APPLICABLE TO 2,422,200 COMMON SHARES
   ($.01 PAR VALUE) OUTSTANDING ..................................  $38,182,667
                                                                    ===========
NET ASSET VALUE PER COMMON SHARE
   ($38,182,667 / 2,422,000 SHARES) ..............................       $15.76
                                                                         ======
-------------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

   AMBAC   -  Insured by the AMBAC Indemnity Corporation
   AMT     -  Alternative Minimum Tax
   FGIC    -  Insured by the Financial Guaranty Insurance Company
   FSA     -  Insured by Financial Security Assurance
   MBIA    -  Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1998:
Common stock, $.01 par value unlimited shares
   authorized to the Fund ........................................  $33,361,389
Preferred stock $.01 par value unlimited shares authorized
   to the Fund ...................................................   20,000,000
Undistributed net investment income ..............................      517,018
Accumulated net realized loss on investments .....................     (395,600)
Net unrealized appreciation of investments .......................    4,699,860
                                                                    -----------
Total Net Assets .................................................  $58,182,667
                                                                    ===========
                       See accompanying notes
                                                        for tax-exempt income 21

VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 98.39%
CERTIFICATES OF PARTICIPATION - 9.44%
Arapahoe County, Colorado Library District
   (MBIA) 5.70% 12/15/10 ...........................   $ 2,000,000   $ 2,185,740
Auraria, Colorado Higher Education Center-
   Administrative Office Facility Project
   (AMBAC) 5.125% 05/01/28 .........................     6,500,000     6,590,610
Fort Collins, Colorado Lease Certificates of
   Participation Civic Center Facilities Project
   (MBIA) 5.125% 12/01/18 ..........................     1,000,000     1,020,170
Thorton, Colorado Certificates of Participation
   (AMBAC) 5.10% 12/01/17 ..........................     1,000,000     1,021,410
                                                                     -----------
                                                                      10,817,930
                                                                     -----------
GENERAL OBLIGATION BONDS - 23.20%
Adams County School District #12 Five Star
   (FGIC) 5.40% 12/15/15 ...........................     1,250,000     1,323,250
Adams County School District #12 Five Star (FGIC)
   5.40% 12/15/16 ..................................     2,000,000     2,110,560
Archuleta & Hinsdale Counties School District #50JT
   (MBIA) 5.50% 12/01/14 ...........................     1,000,000     1,066,060
Archuleta & Hinsdale Counties School District
   #50JT (MBIA) 5.55% 12/01/20 .....................     4,000,000     4,227,400
Eagle, Garfield & Routt Counties School District
   #Re-50J(FGIC) 6.30% 12/01/12 ....................     1,000,000     1,132,960
El Paso County School District #20
   (MBIA) 5.625% 12/15/16 ..........................     1,000,000     1,072,070
El Paso County School District #20
   (AMBAC) 5.625% 12/15/16 .........................     3,000,000     3,216,210
Larimer & Weld Counties School District #Re-5J
   (MBIA) 5.75% 11/15/20 ...........................     1,700,000     1,840,862
Larimer, Weld & Boulder Counties School District
   #R-2J Thompson (FGIC) 5.45% 12/15/16 ............     1,000,000     1,055,870
Mesa County, Colorado Valley School District #51
   Grand Junction (MBIA) 5.50% 12/01/15 ............     1,000,000     1,065,030
Mesa County, Colorado Valley School District #51
   Grand Junction (MBIA) 5.50% 12/01/16 ............     1,100,000     1,168,156
Mountain Village Metro District San Miguel County,
   Colorado Refunding & Improvement (MBIA)
   5.00% 12/01/17 ..................................       585,000       591,932
Piney Creek, Colorado Metropolitan District (FGIC)
   5.65% 12/01/17 ..................................     2,100,000     2,258,235
Pueblo, Colorado (MBIA) 5.80% 06/01/11 .............     1,405,000     1,535,398
Stonegate Village Metropolitan District Refunding
   & Improvement Series A (FSA)
   5.50% 12/01/21 ..................................     2,750,000     2,910,518
                                                                     -----------
                                                                      26,574,511
                                                                     -----------
HIGHER EDUCATION REVENUE BONDS - 13.95%
Aurora Educational Development
   (Connie Lee) 6.00% 10/15/15 .....................     2,500,000     2,697,300
Colorado Mountain College Residence Hall
   Authority (MBIA) 5.75% 06/01/23 .................     1,000,000     1,077,810
--------------------------------------------------------------------------------
                                                            PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
HIGHER EDUCATION REVENUE BONDS (CONTINUED)
Colorado Postsecondary Education Facility
   Authority Refunding & Improvement-
   University of Denver Project (MBIA)
   5.375% 03/01/18 .................................   $ 3,500,000   $ 3,675,070
Colorado Postsecondary Education Facility
   Authority-University of Denver Project
   (Connie Lee) 6.00% 03/01/16 .....................     4,000,000     4,303,240
Colorado State Board Agriculture-State University
   Refunding & Improvement-Auxiliary Facilities
   (AMBAC) 5.125% 03/01/17 .........................     1,000,000     1,029,660
Colorado State Colleges Board of Trustees-
   Adams State College Series A (MBIA)
   5.75% 05/15/19 ..................................     2,000,000     2,120,860
University of Northern Colorado Auxiliary
   Facilities System (MBIA) 5.60% 06/01/24 .........     1,000,000     1,069,940
                                                                     -----------
                                                                      15,973,880
                                                                     -----------
HOSPITAL REVENUE BONDS - 13.99%
Colorado Health Facilities Authority-Boulder
   Community Hospital Project Series B
   (MBIA) 5.875% 10/01/23 ..........................     2,625,000     2,821,271
Colorado Health Facilities Authority-North Colorado
   Medical Center (MBIA) 5.95% 05/15/12 ............     2,000,000     2,159,860
Colorado Health Facilities Authority-North Colorado
   Medical Center (MBIA) 6.00% 05/15/20 ............     1,000,000     1,079,380
Colorado Health Facilities Authority-
   Sisters of Charity Leavenworth (MBIA)
   5.00% 12/01/25 ..................................     1,000,000     1,006,510
Colorado Springs Memorial Hospital
   (MBIA) 6.00% 12/15/24 ...........................     2,250,000     2,490,908
Logan County Health Care Facilities-Western Health
   Network, Inc. (MBIA) 5.90% 01/01/19 .............     2,510,000     2,660,575
University of Colorado Hospital Authority-Refunding
   Series A (AMBAC) 5.20% 11/15/17 .................     3,695,000     3,804,889
                                                                     -----------
                                                                      16,023,393
                                                                     -----------
HOUSING REVENUE BONDS - 8.17%
Colorado Housing Finance Authority-Single Family
   Housing, Series AA (MBIA)
   5.625% 11/01/23 .................................     5,000,000     5,180,650
Denver, Colorado City & County Multi-Family Housing
   Mortgage Loan-Garden Court (FHA)
   5.40% 07/01/39 ..................................     2,000,000     2,045,060
Snowmass Village Multi-Family Housing Refunding-
   Essential Function Housing (FSA)
   6.25% 12/15/16 ..................................     2,000,000     2,127,440
                                                                     -----------
                                                                       9,353,150
                                                                     -----------
MISCELLANEOUS & SALES TAX REVENUE BONDS - 2.60%
Castle Rock Sales & Use Tax (FSA)
   5.90% 06/01/16 ..................................     1,755,000     1,903,052
Douglas County Sales & Use Tax (MBIA)
   5.50% 10/15/11 ..................................     1,000,000     1,074,400
                                                                       ---------
                                                                       2,977,452
                                                                       ---------

22 for tax-exempt income

--------------------------------------------------------------------------------
                                                           PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
POLLUTION CONTROL REVENUE BONDS - 1.40%
Adams County Pollution Control Refunding-Public
   Service Company Project Series A
   (MBIA) 5.875% 04/01/14 ..........................      $1,500,000 $ 1,600,935
                                                                     -----------
                                                                       1,600,935
                                                                     -----------
*PRE-REFUNDED BONDS - 12.35%
City of Westminster County Sales &
   Use Tax Refunding Series A (FGIC)
   6.25% 12/01/12-02 ...............................       5,000,000   5,476,550
Jefferson County School District #R-001
   (AMBAC) 6.00% 12/15/12-02 .......................       1,575,000   1,724,735
Jefferson County School District #R-001
   (AMBAC) 6.25% 12/15/12-02 .......................       2,435,000   2,689,920
Regional Transportation District-Colorado Sales Tax
   (FGIC) 6.25% 11/01/12-02 ........................       3,855,000   4,248,827
                                                                     -----------
                                                                      14,140,032
                                                                     -----------
TRANSPORTATION REVENUE BONDS - 8.56%
Arapahoe County Capital Improvements Highway
   (MBIA) 6.05% 08/31/15 ...........................       4,700,000   5,267,713
Denver City & County Airport Series E
   (MBIA) 5.25% 11/15/23 ...........................       2,250,000   2,326,478
E-470 Public Highway Authority Series A
   (MBIA) 5.00% 09/01/26 ...........................       1,500,000   1,503,690
Regional Transportation District-Colorado
   Sales Tax (FGIC) 6.25% 11/01/12 .................         645,000     701,463
                                                                     -----------
                                                                       9,799,344
                                                                     -----------
UTILITY REVENUE BONDS - 1.86%
Platte River Power Authority-Colorado Power
   Series DD (MBIA) 5.375% 06/01/17 ................       2,000,000   2,127,540
                                                                     -----------
                                                                       2,127,540
                                                                     -----------
Water & Sewer Revenue Bonds - 2.87%
Municipal Subdistrict of Northern Colorado
   Water Conservancy District Series F (AMBAC)
   6.50% 12/01/12 ..................................       2,800,000   3,284,792
                                                                     -----------
                                                                       3,284,792
                                                                     -----------
Total Municipal Bonds (Cost $105,490,844)                            112,672,959
                                                                     -----------

                                                            NUMBER
                                                          OF SHARES
                                                          ---------
Short Term Investments - 0.24%
Norwest Advantage Municipal
   Money Market Fund ................................    269,411         269,411
                                                                  --------------
Total Sort Term Investments (Cost $269,411) ........                     269,411
                                                                  --------------

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 98.63%
   (COST $105,760,255) .......................................     $112,942,370
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.37% ......        1,573,263
                                                                   ------------
TOTAL NET ASSETS - 100.00% ...................................      114,515,633
LIQUIDATION VALUE OF PREFERRED STOCK .........................      (40,000,000)
                                                                   ------------
NET ASSETS APPLICABLE TO 4,837,100 COMMON SHARES
   ($.01 PAR VALUE) OUTSTANDING ..............................     $ 74,515,633
                                                                   ============

NET ASSET VALUE PER COMMON SHARE
   ($74,515,633 / 4,837,100 shares) ..........................           $15.41
                                                                         ======
-------------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

   AMBAC        -  Insured by the American Municipal Bond Assurance Corporation
   Connie Lee   -  Insured by the College Construction Insurance Association
   FGIC         -  Insured by the Financial Guaranty Insurance Company
   FHA          -  Insured by the Federal Housing Authority
   FSA          -  Insured by the Financial Security Assurance
   MBIA         -  Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 1998:
Common stock, $.01 par value, 200 million shares
   authorized to the Fund .......................................   $67,238,110
Preferred stock, $.01, par value, 1 million shares
   authorized to the Fund .......................................    40,000,000
Undistributed net investment income .............................       724,652
Accumulated net realized loss on investments ....................      (629,244)
Net unrealized appreciation of investments ......................     7,182,115
                                                                   ------------
Total net assets ................................................  $114,515,633
                                                                   ------------

                        See accompanying notes
                                                        for tax-exempt income 23
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                               MINNESOTA      MINNESOTA      MINNESOTA        ARIZONA     FLORIDA   COLORADO INSURED
                                               MUNICIPAL      MUNICIPAL       MUNICIPAL      MUNICIPAL    INSURED       MUNICIPAL
                                             INCOME FUND,  INCOME FUND II, INCOME FUND III, INCOME FUND,  MUNICIPAL    INCOME FUND,
                                                 INC.           INC.             INC.           INC.     INCOME FUND       INC.
                                             ------------  --------------- ---------------- ------------ ----------- ---------------
                                              SIX MONTHS    SIX MONTHS       SIX MONTHS      SIX MONTHS   SIX MONTHS    SIX MONTHS
                                            ENDED 9/30/98  ENDED 9/30/98    ENDED 9/30/98  ENDED 9/30/98 ENDED 9/30/98 ENDED 9/30/98
                                             (UNAUDITED)    (UNAUDITED)      (UNAUDITED)    (UNAUDITED)   (UNAUDITED)   (UNAUDITED)

INVESTMENT INCOME:
Interest ..................................   $ 1,810,552   $ 4,712,153     $ 1,151,773    $ 1,922,235   $ 1,574,450     $ 2,992,907
                                              -----------   -----------     -----------    -----------   -----------     -----------

EXPENSES:
Management fees ...........................       120,263       336,537          81,040        140,424       114,843         226,343
Transfer agent fees and expenses ..........        12,200        15,000           3,000          4,200         6,600           3,300
Registration fees .........................         3,000         2,400           1,405          3,000         2,346           3,183
Reports and statements to shareholders ....         5,700         9,600           3,000         12,600         5,400          13,500
Accounting and Administration .............        42,936       105,136          27,595         45,719        37,851          71,723
Remarketing Agent Fees ....................        25,068        75,206          18,801         31,506        25,068          50,160
Professional fees .........................        10,872         7,890          13,000         13,800        10,450          15,500
Custodian fees ............................            --         4,000           1,200          1,800         1,900           2,500
Directors' fees ...........................         3,300         6,000           2,400          2,400         3,000           2,800
Rating Agency Fees ........................         6,000         6,000           3,000          3,500         4,500           3,500
Taxes (other than taxes on income) ........         4,500         3,000           2,400          3,000         3,000          10,200
Other .....................................            --            --              --          1,581            --           1,792
                                              -----------   -----------     -----------    -----------   -----------     -----------
Total expenses ............................       233,839       570,769         156,841        263,530       214,958         404,501
                                              -----------   -----------     -----------    -----------   -----------     -----------

NET INVESTMENT INCOME .....................     1,576,713     4,141,384         994,932      1,658,705     1,359,492       2,588,406
                                              -----------   -----------     -----------    -----------   -----------     -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments ...        18,553       176,113          (4,001)       611,203            --           5,920
Net change in unrealized
   appreciation/depreciation of investments       615,287     2,445,889         652,381        545,427       998,268       2,347,427
                                              -----------   -----------     -----------    -----------   -----------     -----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS: ........................       633,840     2,622,002         648,380      1,156,630       998,268       2,353,347
                                              -----------   -----------     -----------    -----------   -----------     -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ........................   $ 2,210,553   $ 6,763,386     $ 1,643,312    $ 2,815,335   $ 2,357,760     $ 4,941,753
                                              ===========   ===========     ===========    ===========   ===========     ===========

                             See accompanying notes

24 for tax-exempt income

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                  MINNESOTA MUNICIPAL        MINNESOTA MUNICIPAL         MINNESOTA MUNICIPAL
                                                   INCOME FUND, INC.         INCOME FUND II, INC.        INCOME FUND III, INC.
                                                 --------------------        --------------------        ---------------------
                                               SIX MONTHS        YEAR       SIX MONTHS       YEAR       SIX MONTHS         YEAR
                                             ENDED 9/30/98      ENDED     ENDED 9/30/98     ENDED      ENDED 9/30/98       ENDED
                                              (UNAUDITED)      3/31/98     (UNAUDITED)     3/31/98      (UNAUDITED)       3/31/98
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ....................   $ 1,576,713   $ 3,063,165     $  4,141,384  $  8,187,701   $    994,932    $ 1,935,569
Net realized gain (loss) on investments ..        18,553          (905)         176,113       (99,452)        (4,001)        51,297
Net change in unrealized appreciation/
   depreciation of investments ...........       615,287     2,515,951        2,445,889     8,807,600        652,381      1,892,300
                                             -----------   -----------     ------------  ------------   ------------    -----------
Net increase in net assets resulting from
   operations ............................     2,210,553     5,578,211        6,763,386    16,895,849      1,643,312      3,879,166
                                             -----------   -----------     ------------  ------------   ------------    -----------

DIVIDENDS AND DISTRIBUTION TO:
Common shareholders from net investment
  income .................................    (1,206,536)   (2,413,072)      (2,964,337)   (5,928,674)      (695,840)    (1,391,679)
Preferred shareholders from net investment
  income .................................      (390,764)     (720,894)      (1,160,814)   (2,206,092)      (251,523)      (552,111)
Common shareholders from realized gains on
  investments ............................            --       (56,857)              --            --             --             --
Preferred shareholders from realized gains
  on investments .........................            --       (16,542)              --            --             --             --
                                             -----------   -----------     ------------  ------------   ------------    -----------
                                              (1,597,300)   (3,207,365)      (4,125,151)   (8,134,766)      (947,363)    (1,943,790)
                                             -----------   -----------     ------------  ------------   ------------    -----------
NET INCREASE IN NET ASSETS ...............       613,253     2,370,846        2,638,235     8,761,083        695,949      1,935,376

NET ASSETS:
Beginning of period ......................    59,915,037    57,544,191      167,333,132   158,572,049     40,283,276     38,347,900
                                             -----------   -----------     ------------  ------------   ------------    -----------
End of period ............................   $60,528,290   $59,915,037     $169,971,367  $167,333,132   $ 40,979,225    $40,283,276
                                             ===========   ===========     ============  ============   ============    ===========



                                                  ARIZONA MUNICIPAL       FLORIDA INSURED MUNICIPAL     COLORADO INSURED MUNICIPAL
                                                  INCOME FUND, INC.              INCOME FUND                 INCOME FUND, INC.
                                              -----------------------     -------------------------     -------------------------
                                               SIX MONTHS        YEAR       SIX MONTHS       YEAR       SIX MONTHS         YEAR
                                             ENDED 9/30/98      ENDED     ENDED 9/30/98     ENDED      ENDED 9/30/98       ENDED
                                              (UNAUDITED)      3/31/98     (UNAUDITED)     3/31/98      (UNAUDITED)       3/31/98
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ....................   $ 1,658,705    $ 3,236,581    $  1,359,492  $ 2,634,153    $  2,588,406   $  5,187,058
Net realized gain (loss) on investments ..       611,203        233,414              --       71,462           5,920        974,269
Net change in unrealized appreciation/
   depreciation of investments ...........       545,427      3,450,141         998,268    3,818,631       2,347,427      5,313,456
                                             -----------    -----------    ------------  -----------    ------------    -----------

Net increase in net assets resulting from
  operations .............................     2,815,335      6,920,136       2,357,760    6,524,246       4,941,753     11,474,783
                                             -----------    -----------    ------------  -----------    ------------    -----------

DIVIDENDS AND DISTRIBUTION TO:
Common shareholders from net investment
  income .................................    (1,151,875)    (2,303,750)       (917,409)  (1,834,817)     (1,777,634)    (3,555,272)
Preferred shareholders from net investment
  income .................................      (396,505)      (905,587)       (328,294)    (728,766)       (835,401)    (1,419,308)
                                             -----------    -----------    ------------  -----------    ------------    -----------
                                              (1,548,380)    (3,209,337)     (1,245,703)  (2,563,583)     (2,613,035)    (4,974,580)
                                             -----------    -----------    ------------  -----------    ------------    -----------
NET INCREASE IN NET ASSETS ...............     1,266,955      3,710,799       1,112,057    3,960,663       2,328,718      6,500,203

NET ASSETS:
Beginning of period ......................    69,813,256     66,102,457      57,070,610   53,109,947     112,186,915    105,686,712
                                             -----------    -----------    ------------  -----------    ------------    -----------
End of period ............................   $71,080,211    $69,813,256    $ 58,182,667  $57,070,610    $114,515,633   $112,186,915
                                             ===========    ===========    ============  ===========    ============   ============

                             See accompanying notes
                                                        for tax-exempt income 25
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Minnesota Municipal Income Fund, Inc.
                                                         ---------------------------------------------------------------------------
                                                           Six Months
                                                         Ended 9/30/98(1) Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                           (Unaudited)    3/31/98(3)    3/31/97     3/31/96     3/31/95     3/31/94

Net asset value, beginning of period......................... $15.380     $14.470      $14.430     $14.210      $13.890     $14.670

Income from investment operations:
   Net investment income ....................................   0.608       1.180        1.060       1.180        1.210       1.200
   Net realized and unrealized gain (loss) from investments .   0.248       0.970        0.180       0.260        0.340      (0.680)
                                                               ------     -------      -------      ------       ------      ------
   Net change in net assets from investment operations ......   0.856       2.150        1.240       1.440        1.550       0.520
                                                               ------     -------      -------      ------       ------      ------

Less dividends and distributions to:
   Common shareholders from net investment income ...........  (0.465)     (0.930)      (0.930)     (0.930)      (0.930)     (0.930)
   Preferred shareholders from net investment income ........  (0.151)     (0.280)      (0.270)     (0.290)      (0.270)     (0.180)
   Common shareholders from realized gains on investments ...      --      (0.020)          --          --       (0.020)     (0.160)
   Preferred shareholders from realized gains on investments       --      (0.010)          --          --       (0.010)     (0.030)
                                                               ------     -------      -------      ------       ------      ------
   Total dividends and distributions ........................  (0.616)     (1.240)      (1.200)     (1.220)      (1.230)     (1.300)
                                                               ------     -------      -------      ------       ------      ------

Net asset value, end of period ..............................  15.620      15.380       14.470      14.430       14.210      13.890
                                                               ======     =======      =======      ======       ======      ======

Market value, end of period ................................. $ 15.62     $ 15.69      $ 14.38     $ 15.00      $ 14.50     $ 15.63
                                                               ======     =======      =======      ======       ======      ======

Total investment return based on:(2)
   Market value .............................................   8.24%      16.04%        2.01%      10.31%       (0.71%)      4.28%
   Net asset value ..........................................   4.58%      13.02%        6.90%       8.20%        9.72%       1.63%

Ratios and supplemental data:
   Net assets applicable to capital shares,
     end of period (000 omitted) ............................ $60,528     $59,915      $57,544     $57,429      $56,881     $56,034
   Ratio of expenses to average net assets(4) ...............   0.78%       0.77%        0.81%       0.82%       85.00%       0.78%
   Ratio of expenses to average net assets applicable
     to common shares(5) ....................................   1.17%       1.17%        1.24%       1.24%        1.33%       1.17%
   Ratio of net investment income to average net assets(4) ..   5.24%       5.20%        4.78%       5.28%        5.66%       5.22%
   Ratio of net investment income to average
     net assets applicable to common shares(5) ..............   6.23%       6.01%        5.45%       6.04%        6.93%       6.68%
   Portfolio turnover .......................................      0%          0%           5%          7%          13%         11%

Leverage analysis:
   Value of preferred shares outstanding (000 omitted) ...... $20,000     $20,000      $20,000     $20,000      $20,000     $20,000
   Net asset coverage per share of preferred shares,
     end of year ............................................$151,321    $149,788     $143,860    $143,573     $142,201    $140,086
   Liquidation value per share of preferred shares(6) ....... $50,000     $50,000      $50,000     $50,000      $50,000     $50,000

(1) Ratios have been annualized and total returns have not been annualized.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(5) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(6) Excluding any accumulated but unpaid dividends.

                             See accompanying notes

26 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Minnesota Municipal Income Fund II, Inc.

                                                           Six Months
                                                         Ended 9/30/981 Year Ended   Year Ended   Year Ended  Year Ended  Year Ended
                                                          (Unaudited)    3/31/983      3/31/97      3/31/96     3/31/95      3/31/94
Net asset value, beginning of period ...................    $14.800     $13.590      $13.480     $13.120      $12.730     $13.840
Income from investment operations:
   Net investment income ...............................      0.571       1.130        1.130       1.100        1.110       0.980
   Net realized and unrealized gain (loss)
     from investments ..................................      0.358       1.200        0.080       0.380        0.390      (0.960)
                                                            -------     -------      -------     -------      -------     -------
   Net change in net assets from investment operations .      0.929       2.330        1.210       1.480        1.500       0.020
                                                            -------     -------      -------     -------      -------     -------

Less dividends and distributions to:
   Common shareholders from net investment income ......     (0.409)     (0.820)      (0.810)     (0.800)      (0.830)     (0.760)
   Preferred shareholders from net investment income ...     (0.160)     (0.300)      (0.290)     (0.320)      (0.280)     (0.180)
   Common shareholders from realized gains on
     investments .......................................      -           -            -           -            -          (0.020)
   Preferred shareholders from realized
     gains on investments...............................      -           -            -           -            -           -
                                                            -------     -------      -------     -------      -------     -------
   Total dividends and distributions ...................     (0.569)     (1.120)      (1.100)     (1.120)      (1.110)     (0.960)
                                                            -------     -------      -------     -------      -------     -------

Capital share transactions:
   Capital charge with respect to issuance of shares ...      -           -            -           -            -         (0.170)

Net asset value, end of period .........................     15.160      14.800       13.590      13.480       13.120      12.730
                                                            -------     -------      -------     -------      -------     -------

Market value, end of period ............................     $14.69      $13.88       $12.63      $13.25       $12.38      $14.63

Total investment return based on:(2)
   Market value ........................................       2.42%      16.56%        1.47%      14.16%       (9.59%)      1.71%
   Net asset value .....................................       5.15%      15.51%        6.97%       8.88%       10.16%      (2.93%)

Ratios and supplemental data:
   Net assets applicable to capital shares,
   end of period (000 omitted) .........................   $169,971    $167,333     $158,572    $157,755     $155,139    $152,326
   Ratio of expenses to average net assets(4)...........       0.68%       0.76%        0.74%       0.77%        0.77%       0.76%
   Ratio of expenses to average net assets
   applicable to common shares5 ........................       1.05%       1.19%        1.19%       1.23%        1.28%       1.15%
   Ratio of net investment income to average
     net assets(4) .....................................       4.91%       4.98%        5.15%       5.03%        5.39%       4.54%
   Ratio of net investment income to average net
   assets applicable to common shares(5)................       5.50%       5.73%        6.15%       5.76%        6.69%       5.58%
   Portfolio turnover ..................................          5%          4%          20%         11%          32%         27%

Leverage analysis:
   Value of preferred shares outstanding (000 omitted) .    $60,000     $60,000      $60,000     $60,000      $60,000     $60,000
   Net asset coverage per share of preferred shares,
   end of year .........................................   $141,643    $139,444     $132,143    $131,462     $129,283    $126,938
   Liquidation value per share of preferred shares(6)...    $50,000     $50,000      $50,000     $50,000      $50,000     $50,000

(1)  Ratios have been annualized and total returns have not been annualized.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(5) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders. 6 Excluding any accumulated but unpaid dividends.

                             See accompanying notes



for tax-exempt income 27

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       MINNESOTA MUNICIPAL INCOME FUND III, INC.
                                                      -----------------------------------------------------------------------------
                                                         SIX MONTHS
                                                      ENDED 9/30/98(1) YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  10/29/93(2)
                                                         (UNAUDITED)    3/31/984    3/31/97      3/31/96     3/31/95   TO 3/31/94
Net asset value, beginning of period ..............        $13.760     $12.710      $12.540     $12.200      $11.860     $14.030

Income from investment operations:
   Net investment income ..........................          0.542       1.050        1.080       1.050        1.060       0.320
   Net realized and unrealized gain (loss) from
     investments ..................................          0.354       1.060        0.150       0.330        0.280      (1.880)
                                                           -------     -------      -------     -------      -------     -------
   Net change in net assets from investment
     operations ...................................          0.896       2.110        1.230       1.380        1.340      (1.560)
                                                           -------     -------      -------     -------      -------     -------

Less dividends and distributions to:
   Common shareholders from net investment income .         (0.379)     (0.760)      (0.750)     (0.720)      (0.730)     (0.250)
   Preferred shareholders from net investment
     income .......................................         (0.137)     (0.300)      (0.310)     (0.320)      (0.280)     (0.060)
                                                           -------     -------      -------     -------      -------     -------
   Total dividends and distributions ..............         (0.516)     (1.060)      (1.060)     (1.040)      (1.010)     (0.310)
                                                           -------     -------      -------     -------      -------     -------

Capital share transactions:
   Capital charge with respect to issuance of
     shares .......................................              -           -            -           -        0.010      (0.300)
                                                           -------     -------      -------     -------      -------     -------

Net asset value, end of period ....................         14.140      13.760       12.710      12.540       12.200      11.860
                                                           =======     =======      =======     =======      =======     =======

Market value, end of period .......................        $ 13.86     $ 13.38      $ 12.25     $ 12.00      $ 11.25     $ 14.00
                                                           =======     =======      =======     =======      =======     =======
Total investment return based on:(3)
   Market value ...................................          6.72%      15.80%        8.62%      13.51%      (14.27%)      1.53%
   Net asset value ................................          5.72%      14.82%        7.50%       8.79%        9.55%     (13.85%)

Ratios and supplemental data:
   Net assets applicable to capital shares,
     end of period (000 omitted) ..................        $40,979     $40,283      $38,348     $38,046      $37,418     $36,785
   Ratio of expenses to average net assets(5) .....          0.77%       0.83%        0.81%       0.81%        0.82%       0.90%(8)
   Ratio of expenses to average net assets
     applicable to common shares(6) ...............          1.23%       1.34%        1.33%       1.33%        1.40%       1.30%(8)
   Ratio of net investment income to average net
     assets(5) ....................................          5.91%       4.88%        5.17%       5.05%        5.37%       3.95%(8)
   Ratio of net investment income to average
     net assets applicable to common shares(6) ....          5.83%       5.61%        6.05%       5.81%        6.79%       4.62%(8)
   Portfolio turnover .............................             1%          9%          39%         35%          47%         21%

Leverage analysis:
   Value of preferred shares outstanding
     (000 omitted) ................................        $15,000     $15,000      $15,000     $15,000      $15,000     $15,000
   Net asset coverage per share of preferred
     shares, end of year ..........................       $136,597    $134,278     $127,826    $126,821     $124,728    $122,616
   Liquidation value per share of preferred shares(7)      $50,000     $50,000      $50,000     $50,000      $50,000     $50,000

----------
1 Ratios have been annualized and total returns have not been annualized.
2 Commencement of operations
3 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
  Managers, Inc. as the Fund's investment manager.
5 Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
6 Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
7 Excluding any accumulated but unpaid dividends.
8 Annualized

                             See accompanying notes

28 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                            ARIZONA MUNICIPAL INCOME FUND, INC.
                                                         ---------------------------------------------------------------------------
                                                             SIX MONTHS
                                                         ENDED 9/30/98(1) YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                            (UNAUDITED)    3/31/983    3/31/97      3/31/96     3/31/95      3/31/94
Net asset value, beginning of period ..................       $15.030     $13.780      $13.740     $13.220      $12.700     $13.770

Income from investment operations:
   Net investment income ..............................         0.556       1.090        1.080       1.090        1.080       0.950
   Net realized and unrealized gain (loss) from
     investments ......................................         0.383       1.230        0.010       0.470        0.560      (0.790)
                                                              -------     -------      -------     -------      -------     -------
   Net change in net assets from investment
     operations .......................................         0.939       2.320        1.090       1.560        1.640       0.160
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions to:
   Common shareholders from net investment income .....        (0.386)     (0.770)      (0.760)     (0.730)      (0.780)     (0.750)
   Preferred shareholders from net investment income ..        (0.133)     (0.300)      (0.290)     (0.310)      (0.280)     (0.180)
   Common shareholders from realized gains on
     investments ......................................             -           -            -           -       (0.050)     (0.090)
   Preferred shareholders from realized gains on
     investments ......................................             -           -            -           -       (0.010)     (0.020)
                                                              -------     -------      -------     -------      -------     -------
   Total dividends and distributions                           (0.519)     (1.070)      (1.050)     (1.040)      (1.120)     (1.040)
                                                              -------     -------      -------     -------      -------     -------

Capital share transactions:
   Capital charge with respect to issuance of shares ..             -           -            -           -            -      (0.190)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period ........................        15.450      15.030       13.780      13.740       13.220      12.700
                                                              =======     =======      =======     =======      =======     =======

Market value, end of period ...........................       $ 14.81     $ 14.63      $ 13.00     $ 12.75      $ 12.13     $ 13.88
                                                              =======     =======      =======     =======      =======     =======

Total investment return based on:(2)
   Market value .......................................         3.97%      18.79%        8.20%      11.52%       (6.43%)     (2.91%)
   Net asset value ....................................         5.53%      15.17%        5.94%       9.55%       11.29%      (2.20%)

Ratios and supplemental data:
   Net assets applicable to capital shares,
     end of period (000 omitted) ......................       $71,080     $69,813      $66,102     $65,990      $64,438     $62,881
   Ratio of expenses to average net assets(4) .........         0.75%       0.80%        0.78%       0.78%        0.79%       0.82%
   Ratio of expenses to average net assets
     applicable to common shares(5) ...................         1.17%       1.26%        1.25%       1.26%        1.32%       1.24%
   Ratio of net investment income to average net
     assets(4) ........................................         4.72%       4.71%        4.85%       4.88%        5.19%       4.41%
   Ratio of net investment income to average net
     assets applicable to common shares(5) ............         5.59%       5.34%        5.71%       5.57%        6.42%       5.45%
   Portfolio turnover .................................           36%         22%          31%         30%          18%         15%

Leverage analysis:
   Value of preferred shares outstanding (000 omitted).       $25,000     $25,000      $25,000     $25,000      $25,000     $25,000
   Net asset coverage per share of preferred shares,
     end of year ......................................      $142,160    $139,627     $132,205    $131,979     $128,877    $125,762
   Liquidation value per share of preferred shares(6) .       $50,000     $50,000      $50,000     $50,000      $50,000     $50,000


----------
1 Ratios have been annualized and total returns have not been annualized.
2 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
3 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
  Managers, Inc. as the Fund's investment manager.
4 Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
5 Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
6 Excluding any accumulated but unpaid dividends.

                             See accompanying notes
for tax-exempt income 29

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          FLORIDA INSURED MUNICIPAL INCOME FUND
                                                       -----------------------------------------------------------------------------
                                                           SIX MONTHS
                                                        ENDED 9/30/98(1) YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                            (UNAUDITED)   3/31/983    3/31/97      3/31/96     3/31/95      3/31/94
Net asset value, beginning of period .................        $15.300     $13.670      $13.710     $13.170      $12.460     $13.730

Income from investment operations:
   Net investment income .............................          0.561       1.090        1.080       1.060        1.070       0.960
   Net realized and unrealized gain (loss) from
     investments .....................................          0.414       1.600       (0.080)      0.510        0.690      (1.100)
                                                              -------     -------      -------     -------      -------     -------
   Net change in net assets from investment
     operations ......................................          0.975       2.690        1.000       1.570        1.760      (0.140)
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions to:
   Common shareholders from net investment income ....         (0.379)     (0.760)      (0.750)     (0.720)      (0.770)     (0.740)
   Preferred shareholders from net investment
     income ..........................................         (0.136)     (0.300)      (0.290)     (0.310)      (0.280)     (0.190)
                                                              -------     -------      -------     -------      -------     -------
   Total dividends and distributions .................         (0.515)     (1.060)      (1.040)     (1.030)      (1.050)     (0.930)
                                                              -------     -------      -------     -------      -------     -------

Capital share transactions:
   Capital charge with respect to issuance of
     shares ..........................................              -           -            -           -           -       (0.200)
                                                              -------     -------      -------     -------      -------     -------

   Net asset value, end of period ....................         15.760      15.300       13.670      13.710       13.170      12.460
                                                              =======     =======      =======     =======      =======     =======

   Market value, end of period .......................        $ 14.88     $ 14.31      $ 12.50     $ 12.75      $ 12.25     $ 12.50
                                                              =======     =======      =======     =======      =======     =======

Total investment return based on:(2)
   Market value ......................................          6.66%      20.94%        3.94%      10.39%        4.69%     (13.04%)
   Net asset value ...................................          5.71%      18.22%        5.23%       9.66%       12.56%      (4.40%)

Ratios and supplemental data:
   Net assets applicable to capital shares,
     end of period (000 omitted) .....................        $58,183     $57,071      $53,110     $53,207      $51,891     $50,189
   Ratio of expenses to average net assets(4) ........          0.75%       0.80%        0.78%       0.80%        0.81%       0.85%
   Ratio of expenses to average net assets
   applicable to common shares(5) ....................          1.15%       1.25%        1.25%       1.27%        1.35%       1.28%
   Ratio of net investment income to average net
     assets(4) .......................................          4.73%       4.73%        4.91%       4.82%        5.21%       4.49%
   Ratio of net investment income to average net
     assets applicable to common shares(5) ...........          5.52%       5.33%        5.74%       5.45%        6.37%       5.46%
   Portfolio turnover ................................             0%          5%          68%         22%          10%         20%

Leverage analysis:
   Value of preferred shares outstanding (000 omitted)        $20,000     $20,000      $20,000     $20,000      $20,000     $20,000
   Net asset coverage per share of preferred shares,
     end of year .....................................       $145,457    $142,677     $132,775    $133,017     $129,728    $125,473
   Liquidation value per share of preferred shares(6).        $50,000     $50,000      $50,000     $50,000      $50,000     $50,000


----------
1 Ratios have been annualized and total returns have not been annualized.
2 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
3 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
  Managers, Inc. as the Fund's investment manager.
4 Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
5 Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
6 Excluding any accumulated but unpaid dividends.

                             See accompanying notes

30 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      COLORADO INSURED MUNICIPAL INCOME FUND, INC.
                                                       -------------------------------------------------------------------------
                                                            SIX MONTHS
                                                       ENDED 9/30/98(1) YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED 7/29/93(2)
                                                          (UNAUDITED)  3/31/98(4)    3/31/97      3/31/96     3/31/95   TO 3/31/94
Net asset value, beginning of period ................       $14.920     $13.580      $13.610     $13.190      $12.800     $14.100

Income from investment operations:
   Net investment income ............................         0.535       1.070        1.050       1.030        1.020       0.590
   Net realized and unrealized gain (loss) from
     investments ....................................         0.495       1.300       (0.060)      0.410        0.440      (1.190)
                                                            -------     -------      -------     -------      -------     -------
   Net change in net assets from investment
     operations .....................................         1.030       2.370        0.990       1.440        1.460      (0.600)
                                                            -------     -------      -------     -------      -------     -------

Less dividends and distributions to:
   Common shareholders from net investment income ...        (0.367)     (0.740)      (0.730)     (0.700)      (0.760)     (0.390)
   Preferred shareholders from net investment
     income .........................................        (0.173)     (0.290)      (0.290)     (0.320)      (0.270)     (0.110)
   Common shareholders from realized gains on
     investments ....................................             -           -            -           -       (0.030)          -
   Preferred shareholders from realized gains on
     investments ....................................             -           -            -           -       (0.010)          -
                                                            -------     -------      -------     -------      -------     -------
   Total dividends and distributions ................        (0.540)     (1.030)      (1.020)     (1.020)      (1.070)     (0.500)
                                                            -------     -------      -------     -------      -------     -------

Capital share transactions:
   Capital charge with respect to issuance of
     shares .........................................             -           -            -           -            -     (0.200)
                                                            -------     -------      -------     -------      -------     -------

Net asset value, end of period ......................        15.410      14.920       13.580      13.610       13.190      12.800
                                                            =======     =======      =======     =======      =======     =======

Market value, end of period .........................       $ 15.06     $ 14.00      $ 12.50     $ 12.63      $ 12.25     $ 14.50
                                                            =======     =======      =======     =======      =======     =======

Total investment return based on:(3)
   Market value .....................................        10.33%      18.09%        4.77%       8.99%      (10.05%)      5.52%
   Net asset value ..................................         5.91%      15.84%        5.19%       8.55%        9.67%      (6.66%)

Ratios and supplemental data:
   Net assets applicable to capital shares,
     end of period (000 omitted) ....................      $114,516    $112,187     $105,687    $105,843     $103,781    $101,923
   Ratio of expenses to average net assets(5) .......         0.72%       0.75%        0.77%       0.75%        0.76%       0.78%(8)
   Ratio of expenses to average net assets
     applicable to common shares(6) .................         1.11%       1.18%        1.23%       1.21%        1.27%       1.13%(8)
   Ratio of net investment income to average net
     assets(5) ......................................         4.58%       4.72%        4.76%       4.68%        4.88%       4.26%(8)
   Ratio of net investment income to average net
     assets applicable to common shares(6) ..........         4.81%       5.38%        5.51%       5.18%        5.88%       5.02%(8)
   Portfolio turnover                                           12%         39%          88%         39%           7%          3%

Leverage analysis:
   Value of preferred shares outstanding (000 omitted)      $40,000     $40,000      $40,000     $40,000      $40,000     $40,000
   Net asset coverage per share of preferred shares,
     end of year ....................................      $143,145    $140,234     $132,109    $132,304     $129,727    $127,404
   Liquidation value per share of preferred shares(7)       $50,000     $50,000      $50,000     $50,000      $50,000     $50,000

----------
1 Ratios have been annualized and total returns have not been annualized.
2 Commencement of operations
3 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
4 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
  Managers, Inc. as the Fund's investment manager.
5 Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
6 Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
7 Excluding any accumulated but unpaid dividends.
8 Annualized

                             See accompanying notes
                                                        for tax-exempt income 31

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
Voyageur Minnesota Municipal Income Fund, Inc. ("Minnesota Municipal Fund"); Voyageur Minnesota Municipal Income Fund II, Inc. ("Minnesota Municipal Fund II"); Voyageur Minnesota Municipal Income Fund III, Inc. ("Minnesota Municipal Fund III"); Voyageur Arizona Municipal Income Fund, Inc. ("Arizona Municipal Fund"); Voyageur Florida Insured Municipal Income Fund ("Florida Insured Municipal Income Fund"); and Voyageur Colorado Insured Municipal Income Fund, Inc. ("Colorado Insured Municipal Fund") (collectively referred to as the "Funds") are registered under the Investment Company Act of 1940 ("1940 Act")(as amended) as closed-end management investment companies. The Minnesota Municipal II, Florida Insured Municipal and Arizona Municipal Funds are registered as diversified funds. The Minnesota Municipal, Minnesota Municipal II and Colorado Insured Municipal Funds are registered as non-diversified funds. The Funds' shares trade on the American Stock Exchange.

The investment objective of each Fund is to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. Florida Insured Municipal Fund will generally seek investments that will enable its shares to be exempt from Florida's intangible personal property tax. Each Fund will seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG"), pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG, including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company ("DMC") became the Investment Manager to the Funds.

2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors/Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Other - Expenses common to all Funds are allocated amongst the Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. The Funds intend to pay monthly dividends from net investment income. Capital gains, if any, are distributed annually.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration and Transactions with Affiliates
In accordance with the terms of their respective Investment Management Agreements, the Funds pay DMC, the Investment Manager of each Fund, an annual fee of .40% which is calculated daily based upon the average net assets of each Fund, including assets attributable to any preferred stock that may be outstanding.

Commencing August 1, 1998 (July 1, 1998 for Colorado Insured Municipal Fund) the Funds have engaged DSC, an affiliate of DMC, to provide administration and accounting services for the Funds. For the period August 1, 1998 to September 30, 1998 (for the period July 1, 1998 to September 30, 1998 for Colorado Insured Municipal Income Fund), the amounts expensed for each Fund were as follows:

32 for tax-exempt income

--------------------------------------------------------------------------------

                                                                                                            FLORIDA     COLORADO
                                                         MINNESOTA   MINNESOTA    MINNESOTA    ARIZONA      INSURED     INSURED
                                                         MUNICIPAL   MUNICIPAL    MUNICIPAL   MUNICIPAL    MUNICIPAL   MUNICIPAL
                                                            FUND      FUND II     FUND III      FUND          FUND       FUND
                                                         ---------   ---------    ---------   ---------    ---------   ---------
Accounting and administration fees ...................     $6,511     $18,242      $4,393      $7,705       $6,226      $26,564

Prior to August 1, 1998 (July 1, 1998 for Colorado Insured Municipal Fund) the Funds paid a fee to Mitchell Hutchins Asset Management Inc. and Princeton Administrators, L.P. (Colorado Insured Municipal Fund only) for acting as the Funds' Administrators.

On September 30, 1998, the Funds had payables to affiliates as follows:


                                                                                                            FLORIDA     COLORADO
                                                         MINNESOTA   MINNESOTA    MINNESOTA    ARIZONA      INSURED     INSURED
                                                         MUNICIPAL   MUNICIPAL    MUNICIPAL   MUNICIPAL    MUNICIPAL   MUNICIPAL
                                                            FUND      FUND II     FUND III      FUND          FUND       FUND
                                                         ---------   ---------    ---------   ---------    ---------   ---------
Investment management fee payable to DMC .............    $20,621     $57,976      $13,970     $24,203      $19,793     $76,601
Administration fees, accounting fees and other
   expenses payable to DSC and affiliates ............     20,847      17,058       12,440      17,116       14,658      25,551

Certain officers of DMC are officers, Directors/Trustees and/or employees of the Funds. These officers, Directors/Trustees and employees are not compensated by the Funds.

4. Investments
During the six months ended September 30, 1998, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:


                                                                                                            FLORIDA     COLORADO
                                                         MINNESOTA   MINNESOTA    MINNESOTA    ARIZONA      INSURED     INSURED
                                                         MUNICIPAL   MUNICIPAL    MUNICIPAL   MUNICIPAL    MUNICIPAL   MUNICIPAL
                                                            FUND      FUND II     FUND III      FUND          FUND       FUND
                                                         ---------   ---------    ---------   ---------    ---------   ---------
Purchases ............................................        $ -  $7,617,585     $253,253   $25,213,409   $270,995   $12,794,060
Sales ................................................    432,030   7,953,917      429,234    24,954,213      5,000    12,966,541

At September 30, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) of securities for federal income tax purposes for each Fund were as follows:

                                                                         AGGREGATE          AGGREGATE
                                                         COST OF         UNREALIZED        UNREALIZED      NET UNREALIZED
                                                       INVESTMENTS      APPRECIATION      DEPRECIATION      APPRECIATION
                                                       -----------      ------------      ------------     --------------
   Minnesota Municipal Fund .......................   $54,499,178        $5,127,972          $    -          $5,127,972
   Minnesota Municipal Fund II ....................   155,849,183        12,091,448               -          12,091,448
   Minnesota Municipal Fund III ...................    37,023,243         3,352,711               -           3,352,711
   Arizona Municipal Fund .........................    65,390,983         4,792,197               -           4,792,197
   Florida Insured Municipal Fund .................    52,848,955         4,699,860               -           4,699,860
   Colorado Insured Municipal Fund ................   105,760,255         7,182,115               -           7,182,115

For federal income tax purposes, as of March 31, 1998, the Funds had capital loss carryforwards expiring in the following years:

                                                           2003        2004         2005         2006       Total
                                                          ------      ------       ------       ------     -------
Minnesota Municipal Fund ..........................                                               $102         $102
Minnesota Municipal Fund II .......................    $1,345,916  $1,143,840      $89,665     131,614    2,711,035
Minnesota Municipal Fund III ......................     1,096,390   1,279,495      455,666       3,930    2,835,481
Arizona Municipal Fund ............................                                492,903     169,429      662,332
Florida Insured Municipal Fund ....................                                212,501     183,099      395,600
Colorado Insured Municipal Fund ...................                                635,164                  635,164

                                                        for tax-exempt income 33

--------------------------------------------------------------------------------
5. Capital Stock
Pursuant to their articles of incorporation, Minnesota Municipal Fund, Minnesota Municipal Fund II, Minnesota Municipal Fund III, Arizona Municipal Fund and Colorado Insured Municipal Fund each have 200 million shares of $0.01 par value common shares authorized. Florida Insured Municipal Fund had been authorized to issue an unlimited amount of $0.01 par value common shares.

For the six months ended September 30, 1998 and the year ended March 31, 1998, the Funds did not have any transactions in common shares.

The Funds each have one million shares of $0.01 par value preferred shares authorized, except for Florida Insured Municipal Fund which has an unlimited amount of $0.01 par value preferred shares authorized. Under resolutions adopted by the Board of Directors/Trustees, Minnesota Municipal Fund is allowed to issue up to 400 preferred shares, of which the entire amount was issued on August 6, 1992. On May 14, 1993, Minnesota Municipal Fund II, Arizona Municipal Fund and Florida Insured Municipal Fund issued 1,200, 500 and 400 preferred shares, respectively. On December 10, 1993, Minnesota Municipal Fund III issued 300 preferred shares and on September 23, 1993, Colorado Insured Municipal Fund issued 800 preferred shares. The preferred shares of each Fund have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends.

Dividends for the outstanding preferred shares of each Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the results of an auction. Dividend rates (adjusted for any capital gain distributions) ranged from 3.50% to 3.70% on Minnesota Municipal Fund, from 3.40% to 3.80% on Minnesota Municipal Fund II, from 3.45% to 3.80% on Minnesota Municipal Fund III, from 2.95% to 3.70% on Arizona Municipal Fund, from 3.40% to 3.70% on Florida Insured Municipal Fund and from 3.47% to 3.90% on Colorado Insured Municipal Fund during the six months ended September 30, 1998. Salomon Smith Barney Inc. and Merrill Lynch Pierce, Fenner & Smith Inc. (on Colorado Insured Municipal Fund only), as the remarketing agents, receive an annual fee from each of the Funds of .25% of the average amount of preferred stock outstanding.

Under the 1940 Act, the Funds may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock is less than 200%. The preferred shares are redeemable at the option of the Funds, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund is not satisfied. The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of each Fund's Directors/Trustees. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders pursuant of Section 13(a) of the 1940 Act, including, among other things, changes in each of the Fund's subclassification as a closed-end investment company or changes in their fundamental investment restrictions.


6. Credit and Market Risks
The Funds concentrate their investments in limited geographical areas. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

The Funds may invest up to 15% of their total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Funds' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities, if any, have been identified in the Statement of Net Assets.

7. Year 2000
Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if computer systems used by the Investment Manager and other service providers do not properly process and calculate date-related information and data on and after January 1, 2000. The Funds are taking steps to obtain satisfactory assurances that the Investment Manager and other major service providers are taking steps reasonably designed to address the Year 2000 issue with respect to the computer systems that such service providers use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.

Delaware Investments includes open-end and closed-end funds with a wide range of investment objectives. Stock funds, income funds, tax-exempt funds, money market funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For a prospectus of any open-end fund from Delaware Investments, contact your financial adviser or call Delaware Investments at 1.800.523.1918. Read the prospectus carefully before investing or sending money. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Funds included herein may from time to time purchase shares of their common stock in the open market.


(photo of globe)

REGISTRAR AND STOCK
TRANSFER AGENT
Norwest Bank Minnesota, NA
P.O. Box 64851
St. Paul, Minnesota 55164-0854
1.800.468.9716

NUMBER OF RECORDHOLDERS
AS OF SEPTEMBER 30, 1998
Minnesota Municipal Income Fund I        500
Minnesota Municipal Income Fund II       842
Minnesota Municipal Income Fund III      213
Arizona Municipal Income Fund            168
Florida Insured Municipal
   Income Fund                           303
Colorado Insured Municipal
   Income Fund                           267

FOR SECURITIES DEALERS
1.800.362.7500

FINANCIAL INSTITUTIONS
REPRESENTATIVES ONLY
1.800.659.2265

www.delawarefunds.com


DELAWARE
INVESTMENTS
----------------------
Philadelphia o London


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(1219)
VOY-CESA [9/98] PP11/98